                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

     Filed by the Registrant /X/)
     Filed by a Party other than the Registrant / /

     Check the appropriate box:
      / /          Preliminary Proxy Statement
      / /          Confidential, for Use of the Commission Only (as
                   permitted by Rule 14a-6(e)(2))
      /X/)         Definitive Proxy Statement
      / /          Definitive Additional Materials
      / /          Soliciting Material Pursuant to Section240.14a-11(c) or
                   Section240.14a-12

                        Commission file number 001-13913

                      WADDELL & REED FINANCIAL, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee:

  /X/)      No fee required.
  / /       Fee computed on table below per Exchange Act
            Rules 14a-6(i)(1)
            and 0-11.
            (1)    Title of each class of securities to which transaction
                   applies:
                   -------------------------------------------------------
            (2)    Aggregate number of securities to which transaction
                   applies:
                   -------------------------------------------------------
            (3)    Per unit price or other underlying value of transaction
                   computed pursuant to Exchange Act Rule 0-11 :
                   -------------------------------------------------------
            (4)    Proposed maximum aggregate value of transaction:
                   -------------------------------------------------------
            (5)    Total fee paid:
                   -------------------------------------------------------
  / /       Fee paid previously with preliminary materials.
  / /       Check box if any part of the fee is offset as provided by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
            Schedule and the date of its filing.
            (1)    Amount Previously Paid:
                   -------------------------------------------------------
            (2)    Form, Schedule or Registration No.:
                   -------------------------------------------------------

            (3)    Filing Party:
                   -------------------------------------------------------
            (4)    Date Filed:
                   -------------------------------------------------------

[LOGO]

March 24, 2000

TO THE STOCKHOLDERS OF

Waddell & Reed Financial, Inc.:

    Waddell & Reed Financial, Inc.'s 2000 annual meeting of stockholders will be held in the William T. Morgan Auditorium at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., Central Daylight Time, on Wednesday, April 26, 2000.

    The accompanying formal notice and proxy statement discuss matters which will be presented for a stockholder vote. If you have any questions or comments about the matters discussed in the proxy statement or about the operations of your Company, we will be pleased to hear from you.

    We have also enclosed our 1999 Annual Report. As you will see in our Annual Report, we believe that we are making some significant and positive changes in our business.

    It is important that your shares be voted at this meeting. Because we are always looking for new ways to bring value to our stockholders, we are introducing telephone voting and Internet voting for the annual meeting, in addition to the usual method of voting by mail. If you attend the meeting in person, you may withdraw your proxy and vote your stock if you desire to do so.

    We hope that you will take this opportunity to meet with us to discuss the results and operations of the Company during 1999.

                                          Sincerely,

                                          [SIG]

                                          Keith A. Tucker
                                          CHAIRMAN OF THE BOARD
                                          & CHIEF EXECUTIVE OFFICER

                                          [SIG]

                                          Henry J. Herrmann
                                          PRESIDENT & CHIEF INVESTMENT OFFICER

                         WADDELL & REED FINANCIAL, INC.
                               6300 Lamar Avenue
                          Overland Park, Kansas 66202

                                 (913) 236-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2000

To the Stockholders of
Waddell & Reed Financial, Inc.

    NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Waddell & Reed Financial, Inc. will be held at our executive offices located at 6300 Lamar Avenue, Overland Park, Kansas, 66202 on Wednesday, April 26, 2000, at 10:00 a.m. for the following purposes:

    1. To elect the nominees shown in the accompanying proxy statement as directors to hold office until the 2003 Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.

    2. To approve our existing 1998 Stock Incentive Plan in order to comply with Section 162(m) of the Internal Revenue Code.

    3. To approve an amendment to our existing 1998 Stock Incentive Plan to increase the aggregate number of shares authorized for issuance under the plan.

    4. To approve an amendment to our existing 1998 Executive Deferred Compensation Stock Plan in order to comply with Section 162(m) of the Internal Revenue Code.

    5. To ratify the appointment of KPMG LLP, certified public accountants, as our independent auditors for the fiscal year ending December 31, 2000.

    6. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

    These matters are more fully discussed in the accompanying proxy statement.

    Only our common stockholders of record at the close of business on March 13, 2000 are entitled to notice of and to vote at the annual meeting.

    All stockholders are cordially invited to attend the annual meeting in person. However, if you are unable to attend in person and wish to have your shares voted, YOU MAY VOTE BY TELEPHONE, INTERNET OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Regardless of how you deliver your proxy, your proxy may be revoked by appropriate notice to the Secretary of Waddell & Reed
Financial, Inc. at any time prior to the voting thereof.

    The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be terminated at any such adjourned meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [SIG]

                                          Daniel C. Schulte
                                          VICE PRESIDENT, GENERAL COUNSEL &
                                          SECRETARY

Overland Park, Kansas
March 24, 2000

                         WADDELL & REED FINANCIAL, INC.
                               6300 Lamar Avenue
                          Overland Park, Kansas 66202
                                 (913) 236-2000

                                 March 24, 2000

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 26, 2000

SOLICITATION OF PROXIES

    This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Stockholders are being furnished to holders of our Class A and Class B common shares, par value $0.01 per share, in connection with the solicitation by our Board of Directors of proxies to be used at our 2000 Annual Meeting of Stockholders to be held on April 26, 2000, at 10:00 a.m. in the William T. Morgan Auditorium, at our executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202, and at any postponements or adjournments thereof. Only those stockholders of record at the close of business on March 13, 2000, will be entitled to receive notice of, and to vote at, the annual meeting. Copies of this Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Stockholders are first being mailed to stockholders on or about
March 24, 2000. Keith A. Tucker and Henry J. Herrmann are named as proxies in the Proxy and have been designated as directors' proxies by the Board to represent you and vote your shares at the meeting.

    By submitting your proxy (either by executing and returning the paper proxy card or by voting electronically via the Internet or by telephone), your common shares represented will be voted in accordance with your directions specified. If you have not specified any directions, your common shares will be voted as follows:

    "FOR" the election of directors of the nominees named on the accompanying Proxy;

    "FOR" the approval of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan that was established prior to the Company's initial public offering, in order to comply with the requirements of Section 162(m) of the Internal Revenue Code;

    "FOR" the approval of an amendment to our Stock Incentive Plan to increase the aggregate number of shares authorized for issuance under the Stock Incentive Plan;

    "FOR" the approval of an amendment to our Executive Deferred Compensation Stock Option Plan, that was established prior to the Company's initial public offering, in order to enable such plan to satisfy the requirements of
Section 162(m) of the Internal Revenue Code; and

    "FOR" the ratification of the appointment of KPMG LLP, certified public accountants, as our independent auditors for fiscal year 2000.

    Management knows of no other matters that may properly be brought, or which are likely to be brought, before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named as proxies in the accompanying Proxy or their substitutes will vote in accordance with their best judgment on such matters.

    Without affecting any vote previously taken, you have the power to revoke your Proxy at any time prior to its exercise by doing any of the following: (1) giving notice to us in writing mailed to Daniel C. Schulte, Secretary of the Company, at our executive offices at 6300 Lamar Avenue, Overland Park, Kansas 66202, (2) by executing a subsequent Proxy, or (3) by attending the annual meeting and declaring to the company your intent to vote in person. Attendance at the annual meeting will not, in and of itself, constitute revocation of your Proxy.

    The Proxy is considered to be voting instructions furnished to the trustees of the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, the Torchmark Corporation Savings and Investment Plan, the Liberty National Life Insurance Company 401(k) Plan and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company with respect to our common shares allocated to individual accounts under such plan. To the extent that account information is the same, participants in the plan who are also stockholders of record will receive a single card representing all of their shares. If a plan participant does not submit a Proxy to us, the trustees of the plan in which shares are allocated to his or her individual account will vote such shares in the same proportion as the total shares in such plan for which directions have been received.

    A quorum of stockholders is necessary to take action at the annual meeting. A majority of the voting power of our outstanding common shares, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain of our common shares if instructions have not been received from the beneficial owner or other person entitled to vote. The inspectors of election will treat directions to withhold authority, abstentions and "broker non-votes" ("Broker non-votes" occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal, because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) as present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business at the annual meeting.

    A simple majority vote of the votes cast by the holders of our issued and outstanding common shares represented in person or by proxy at the annual meeting is required to elect directors and approve all other matters put to a vote of stockholders. Abstentions are considered as shares present and entitled to vote and therefore have the same legal effect as a vote against a matter presented at the meeting. Any shares which a broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes.

    We will bear all costs of solicitation of the proxies. Solicitation will be made by mail, in person, by telephone or by facsimile transmission. In addition, we will utilize the services of Corporate Investors Communications, Inc., an independent proxy solicitation firm, and will pay approximately $20,000 plus reasonable expenses as compensation for these services. Upon request, we will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to the beneficial owners of our common shares.

RECORD DATE AND VOTING STOCK

    A majority of the voting power of our outstanding common shares entitled to vote, represented in person or by proxy, shall constitute a quorum at the annual meeting. Each stockholder of record at the close of business on March 13, 2000 is entitled to one vote for each share of Class A common stock and five votes per share for each share of Class B common stock held on that date upon each matter to be voted on by our stockholders at the annual meeting. At the close of business on March 13, 2000, there were 28,704,615 shares of our Class A common stock and 27,005,547 shares of our Class B common stock outstanding (not including 3,437,559 shares of Class A common and 7,319,453 shares of Class B common held by us which are non-voting while so held). There is no cumulative voting of our common shares.

    On March 7, 2000, we announced a 3-for-2 stock split on both our Class A and Class B shares. The stock split will be affected as a dividend. The holders of our Class A and Class B shares as of March 17, 2000 will be entitled to one additional share for every two shares held on that record date. On April 7, 2000, we will begin to distribute the new shares along with checks for the value of any resulting fractional shares. Since the stock split will not be effected until after the date of this Proxy Statement, all stock ownership numbers in this Proxy Statement do not reflect the stock split.

                            MORE ABOUT THE PROPOSALS
                                 PROPOSAL NO. 1

    THE ELECTION OF DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND QUALIFIED.

    Our Bylaws provide that the number of directors shall be not less than seven nor more than fifteen with the exact number to be fixed by the Board of Directors.

    Our Board of Directors proposes the election of David L. Boren, Joseph M. Farley, Robert L. Hechler and Harold T. McCormick as Class II directors, to hold office for a term of three years, expiring at the close of the annual meeting of stockholders to be held in 2003 or until their successors are elected and qualified. The current terms of office of Messrs. Boren, Farley, Hechler and McCormick expire in 2000. Messrs. Boren, Farley, Hechler and McCormick were previously elected to the Board by our stockholders before our initial public offering of our Class A common stock. The term of office of each of the other eight directors continues until the close of the annual meeting of stockholders in the year shown in the biographical information of our directors set forth below in "Directors and Executive Officers of the Company."

    As a matter of general policy, non-employee directors retire from the Board of Directors at the close of the annual meeting of stockholders which immediately follows their 73(rd) birthday. However, an exception to this policy has been adopted by the Board which allows Messrs. Farley, Hagopian and McCormick to continue to serve on the Board until the close of the annual meeting of stockholders which immediately follows their 75(th) birthday. Pursuant to this policy, Mr. Richey will retire from the Board of Directors at the close of this annual meeting. To date no one has been named by the Board of Directors to serve for the remainder of Mr. Richey's term.

    If any of the nominees becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board of Directors may recommend unless the Board reduces the number of directors to be elected at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2

    APPROVAL OF THE WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE PLAN THAT WAS ESTABLISHED PRIOR TO OUR INITIAL PUBLIC OFFERING, IN ORDER TO COMPLY WITH THE REQUIREMENTS OF SECTION 162(M) OF THE INTERNAL REVENUE CODE.

    The Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan (we refer to it as the "Stock Incentive Plan") was established in March of 1998, prior to our initial public offering. We are asking our stockholders to approve the Stock Incentive Plan at this time to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (we refer to it as the "Code").

    Section 162(m) under the Code generally limits the deductibility of compensation paid to the chief executive officer and the four other highest paid officers of a company to $1,000,000 per year. Performance-based compensation is not subject to this limitation on deductibility. Compensation qualifies as performance based only if it is payable on account of performance and satisfies certain other requirements, one of which is that the plan under which the compensation is paid be approved by the stockholders of the company. The Stock Incentive Plan was approved initially by the stockholders of the company in 1998 but stockholder approval subsequent to the initial public offering is required to satisfy the requirements of Section 162(m) of the Code. Stockholder approval of the Stock Incentive Plan will entitle us to tax deductions with respect to non-qualified stock options and stock appreciation rights granted under the Stock Incentive Plan, without regard to the $1,000,000 limit on deductibility under Section 162(m) of the Code. Stockholder approval of the Stock Incentive Plan is being requested solely to remove the limitations under Section 162(m) of the Code.

    THE ADOPTION OR FAILURE TO ADOPT THIS PROPOSAL WILL NOT AFFECT THE RIGHTS OF EXISTING OPTION HOLDERS OR THE NUMBER OF OPTIONS PREVIOUSLY GRANTED OR TO BE GRANTED UNDER THE STOCK INCENTIVE PLAN. AS TO OPTIONS WHICH MIGHT OTHERWISE BE GRANTED IN THE FUTURE UNDER THE STOCK INCENTIVE PLAN, THE FAILURE TO ADOPT THIS PROPOSAL MAY DEPRIVE US OF THE TAX BENEFIT DESCRIBED ABOVE WITH RESPECT TO OUR CHIEF EXECUTIVE OFFICER AND THE FOUR OTHER HIGHEST PAID OFFICERS.

    The full text of the Stock Incentive Plan is attached as Exhibit A and the following description is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF PLAN

    The Stock Incentive Plan permits (1) the grant of options to purchase shares of our Class A common stock intended to qualify as incentive stock options under 422 of the Code (we refer to such options as "Incentive Options"); (2) the grant of options that do not so qualify (we refer to such options as "Non-Qualified Options"); (3) the issuance of our Class A common stock that may be subject to certain restrictions (we refer to such stock as "Restricted Stock); (4) stock appreciation rights, which entitle the holder, upon exercise, to receive cash or shares of our Class A common stock in value not to exceed the appreciation in value of Class A common stock since the date of grant (we refer to these rights as "SARs"); and (5) deferred stock awards (we refer to these awards as "Deferred Stock Awards"), which entitle the recipient to receive shares at future dates without any payment in cash or property. The tax deductions without regard to the $1,000,000 limit on deductibility under Section 162(m) of the Code apply to Non-Qualified and SARs only. The Stock Incentive Plan was designed and intended as a performance incentive for our officers, employees, consultants, and other key persons performing services for us to encourage such persons to acquire or increase a proprietary interest in the success and progress of the Company. Awards may be made under the Stock Incentive Plan through March 2, 2008. The Stock Incentive Plan presently states that up to 13,000,000 shares of Class A common stock are available for awards thereunder subject to adjustment for future stock splits, stock dividends, mergers, reorganizations and similar events. However, no employee shall be granted stock options on more than 2,500,000 shares in any calendar year.

    The Stock Incentive Plan is administered by the Compensation Committee of our Board (we refer to it as the "Compensation Committee"). All members of the Compensation Committee are "outside directors" as defined in Section 162(m) of the Code and the regulations thereunder. The Compensation Committee has full power to select, from among the employees and other persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Stock Incentive Plan. Persons eligible to participate in the Stock Incentive Plan will be those officers, employees, and other key persons, such as consultants, of the Company who are responsible for or contribute to our management, growth, or profitability, as selected from time to time by the Compensation Committee. SARs may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock (as determined by the Compensation Committee), not greater in value than the increase in the value of the shares covered by such right since the date of grant. Each SAR will terminate upon the termination of the related option.

    Only employees may be granted Incentive Options. The option exercise price of each option will be determined by the Compensation Committee but generally may not be less than 100% of the fair market value of our Class A common stock on the date of grant.

    Our Board may at any time amend or discontinue the Stock Incentive Plan and the Compensation Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. No such action may be taken, however, that adversely affects any rights under outstanding awards without the holder's consent. Further, amendments to the Stock Incentive Plan will be subject to approval by our stockholders if and to the extent required by the Code to preserve the qualified status of Incentive Options or to preserve tax deductibility of compensation earned under stock options and stock appreciation rights, or if required by stock exchange listing rules or other regulatory requirements.

    The Stock Incentive Plan provides that in the event of a "Change of Control" (as defined in the Stock Incentive Plan), unless otherwise determined by the Compensation Committee prior to such Change of Control or to the extent expressly provided by the Compensation Committee at or after the time of grant, or in the event of a "Potential Change of Control" (as defined in the Stock Incentive Plan) (1) all stock options and related SARs will become immediately exercisable, (2) the restrictions and deferral limitations applicable to outstanding Restricted Stock Awards and Deferred Stock Awards will lapse and the shares in question will fully vest, and (3) the value of such options and awards, to the extent determined by the Compensation Committee, will be settled on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Compensation Committee. In the sole discretion of the Compensation Committee, such settlements may be made in cash or in stock, as is a necessary to effect the Change of Control. In addition, at any time prior to or after a Change of Control, the Compensation Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate. Generally, if an optionee's employment or consultant status with us or a director's status as an outside director terminates by reason of or within three months following a merger or other business combination resulting in a Change of Control, the Stock Incentive Plan provides that such optionee's stock options will terminate upon the latest of (1) six months and one day after the merger or business combination, (2) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred, and (3) the expiration of the stated term of such stock option or director stock option.

    Approximately 300 employees and financial advisors are currently eligible to participate in the Stock Incentive Plan. The Stock Option Grant Table set forth below in "Executive Compensation" reflects the number of awards in 1999 to executive officers named in the Summary Compensation Table also set forth in "Executive Compensation." As of March 3, 2000, 3,279,067 shares were available for future grants under the Stock Incentive Plan, which will become 4,918,601shares as a result of the 3-for-2 stock split, effected as a dividend, to holders of record on March 17, 2000 and payable on April 7, 2000.

    Of the 9,720,933 options granted under the Stock Incentive Plan to date, approximately 4.7 million of these options were granted as a result of the 1998 spin-off of the company from Torchmark Corporation in which all participants of the Torchmark Corporation stock option plans were given the opportunity to convert some or all of their Torchmark Corporation stock options into options under the Stock Incentive Plan.

    In considering whether to vote for approval of the Stock Incentive Plan, you should be aware that our executive officers have received grants under the Stock Incentive Plan and, in the future, will receive grants under this plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK INCENTIVE PLAN

    INCENTIVE STOCK OPTIONS. No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an Incentive Option. However, the excess of the fair market value of shares received upon the exercise of an Incentive Option over the option price for such shares is an item of adjustment for the optionee for purposes of the alternative minimum tax. Generally, the basis of shares transferred to an optionee pursuant to the exercise of an Incentive Option is the price paid for such shares. If the optionee holds such shares for at least one year after exercise and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares equal to the difference between the amount realized on such sale and the exercise price. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares. Any additional gain realized by the optionee upon such disposition will be a capital gain.

    We are not entitled to a deduction upon the exercise of an Incentive Option by an optionee. If the optionee disposes of the shares of stock received pursuant to such exercise less than one year following exercise or two years after grant of the option, however, generally, we may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

    NON-QUALIFIED STOCK OPTIONS. No income will be recognized by an optionee for federal income tax purposes upon the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, the optionee will recognize income equal to the excess of fair market value of the shares received over the exercise price. Income recognized upon the exercise of Non-Qualified Options will be considered compensation subject to withholding. Therefore, we (or one of our affiliates) must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. Non-Qualified Options are designed to ensure that we will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

    Generally, the basis of shares transferred to an optionee pursuant to exercise of a Non-Qualified Option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of such option. If an optionee thereafter sells shares acquired upon exercise of a Non-Qualified Option, any amount realized over the basis of such shares will constitute capital gain to such optionee for federal income tax purposes.

    STOCK FOR STOCK EXERCISE. If an optionee uses already owned shares of our Class A or Class B common stock to pay the exercise price for shares under an option, generally, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange. The optionee will have a carryover basis with respect to those shares received that are equal in number to the shares surrendered as payment. The optionee's basis in the additional shares received will be equal to any amount included in the optionee's gross income (i.e., from the exercise of a Non-Qualified Option), plus any cash paid for such shares. The optionee will have a carryover holding period with respect to those shares received that are equal in number to the shares surrendered as payment. The holding period of any additional shares received will begin on the date that the option is exercised.

    The resulting tax consequences will vary if such already owned shares of common stock are "statutory option stock," (as defined in Section 424(c)(3)(B) of the Code) and such statutory option stock has not been held by the optionee for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. If the stock used to pay the exercise price of an Incentive Option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code, which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the option covering such stock was exercised over the option price of such stock.

    RESTRICTED STOCK. No income will be recognized by a holder of Restricted Stock for federal income tax purposes upon the grant of Restricted Stock until the first taxable year in which the stock is either transferable or no longer subject to substantial risk of forfeiture, whichever is earlier. At that time the holder will recognize income equal to the excess of fair market value of the shares received over the price paid for the Restricted Stock. Income recognized upon the lapse of restrictions with respect to Restricted Stock will be considered compensation subject to withholding at the time such income is recognized, and therefore, we (or one of our affiliates) must make the necessary arrangements with the holder to ensure that the amount of the tax required to be withheld is available for payment.

    A holder of Restricted Stock may make an election under Section 83(b) of the Code to include the excess of fair market value of the shares received over the price paid for the Restricted Stock in income during the year when the Restricted Stock is issued. Such an election must be made not later than 30 days after the transfer of the Restricted Stock to the holder. In the event such an election is made and the Restricted Stock is later forfeited, no deduction will be allowed in respect of such forfeiture.

    Under the terms of the Plan, the holder of Restricted Stock is entitled to dividends paid in cash to the same extent as if the stock were not subject to any restrictions. Dividends paid in cash will constitute ordinary income. Under the terms of the Plan, dividends paid in stock will be subject to the same restrictions as the underlying stock and will be taxed in the same manner as the stock.

    Generally, we will be entitled to a deduction in the year in which the holder of the Restricted Stock recognizes income from the issue of the Restricted Stock, and in an amount equal to the amount of income recognized.

    STOCK APPRECIATION RIGHTS ("SARS"). Upon exercise of an SAR, the optionee may receive shares of stock or cash. If the optionee receives cash, he or she will have ordinary income in the amount of cash received. If the optionee receives stock, he or she will have ordinary income in an amount equal to the fair market value of the stock. We are generally entitled to a corresponding deduction when the optionee recognizes compensation income.

    DEFERRED STOCK AWARDS. No income will be recognized by a recipient of a Deferred Stock Award for Federal income tax purposes upon the grant of such award until the first taxable year in which the stock is actually issued to the employee, and is either transferable or no longer subject to substantial risk of forfeiture, whichever is earlier. At that time, the recipient will recognize income equal to the then-current fair market value of the stock. Such income will be considered compensation subject to withholding at the time such income is recognized, and therefore, we (or one of our affiliates) must make the necessary arrangements with the recipient to ensure that the amount of the tax required to be withheld is available for payment.

    Under the terms of the Plan, the dividends may be paid to recipients of Deferred Stock Awards in cash. Dividends paid in cash will constitute ordinary income and be taxable in the year received. Under the terms of the Plan, dividends may be deferred and deemed to be reinvested. Dividends so deferred will be accorded the same treatment as the underlying Deferred Stock Award for Federal income tax purposes.

    Generally, we will first be entitled to a deduction in the year in which the holder of the Deferred Stock Award recognizes income, and in an amount equal to the amount of income recognized.

    PERFORMANCE-BASED COMPENSATION. Non-qualified options and SARs granted to Named Executive Officers are intended to comply with the "qualified performance based compensation" rules under Code Section 162(m)(4)(C), so that we can generally obtain a full deduction for federal income tax purposes for the income recognized on exercise of such options. Any option granted to such officers with an exercise price equal to or in excess of the fair market value of a share of common stock as of the date of grant is to be granted and administered in accordance with the "qualified performance based compensation" rules. The Compensation Committee (which is comprised solely of outside directors) administers such grants.

    THE SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES CONTAINED IN THIS PROXY STATEMENT DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of Federal income tax consequences and does not address other taxes or state, local, or foreign taxes. It is based on current law and current IRS interpretations of the law, which are subject to change at any time. We have not requested an IRS ruling on any tax issues concerning the Stock Incentive Plan and do not plan to do so. In some cases, existing IRS rulings and regulations do not provide complete guidance. Participants in the Stock Incentive Plan are advised to consult their own tax advisors regarding the tax effects of their participation in the Stock Incentive Plan.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE STOCK INCENTIVE PLAN IN ORDER TO COMPLY WITH THE REQUIREMENTS OF SECTION 162(M) OF THE CODE.

                                 PROPOSAL NO. 3

    APPROVAL OF AN AMENDMENT TO THE WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE STOCK INCENTIVE PLAN FROM 13,000,000 TO 20,000,000, WHICH WILL BECOME 19,500,000 TO 30,000,000 AS A RESULT OF THE 3-FOR-2 STOCK SPLIT PAYABLE ON APRIL 7, 2000.

    We utilize stock incentives as part of our overall compensation program. Our Board believes that stock options and stock based incentives play an important role in attracting and retaining the services of outstanding personnel and in encouraging our personnel to have a greater personal financial investment in the company. For a more detailed description of the Stock Incentive Plan, please refer to Proposal No. 2 above and to the full text of the Stock Incentive Plan attached as Exhibit A.

    The Board proposes to amend the Stock Incentive Plan to increase the number of shares of our Class A common stock reserved for issuance thereunder from 13,000,000 to 20,000,000, which will become 19,500,000 to 30,000,000 as a result of the 3-for-2 stock split, effected as a dividend and payable on April 7, 2000. As of March 3, 2000, 3,279,067 shares were available for future grants under the Stock Incentive Plan which will become 4,918,601 shares as a result of the 3-for-2 stock split. As of March 3, 2000, we had 28,803,015 shares of Class A common stock outstanding and 27,145,647 shares of Class B common stock outstanding. Of the 9,720,933 options granted under the Stock Incentive Plan to date, approximately 4.7 million of these options were granted as a result of the 1998 spin-off of the company from Torchmark Corporation in which all participants of the Torchmark Corporation stock option plans were given the opportunity to convert some or all of their Torchmark Corporation stock options into options under the Stock Incentive Plan. All of the Company's stock options are granted in Class A common stock.

    Our continued success depends to a substantial degree on our ability to attract and retain qualified personnel to conduct our fund management and investment advisory business. The market for fund managers, analysts and financial advisers is extremely competitive and has grown more so in recent periods because of the growth in the industry. Our Board believes this amendment is necessary to assure that an adequate number of shares of our common stock will be available in order to provide appropriate incentives to our personnel and to remain competitive in the marketplace. This proposal was adopted by the Board on February 23, 2000, subject to stockholder approval.

    In considering whether to vote for this amendment to the Stock Incentive Plan to increase the number of our shares issuable under the plan, you should be aware that our executive officers have received grants under the plan and, in the future, will receive grants under the plan.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE INCREASE IN THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE STOCK INCENTIVE PLAN FROM 13,000,000 TO 20,000,000, WHICH WILL BECOME 19,500,000 TO 30,000,000 AS A RESULT
OF THE 3-FOR-2 STOCK SPLIT PAYABLE ON APRIL 7, 2000.

                                 PROPOSAL NO. 4

    APPROVAL OF AN AMENDMENT TO THE WADDELL & REED FINANCIAL, INC. 1998 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN IN ORDER TO ENABLE SUCH PLAN TO SATISFY THE REQUIREMENTS OF SECTION 162(M) OF THE INTERNAL REVENUE CODE.

    The Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan (we refer to it as the "Executive Deferral Plan") was established in March of 1998, prior to our initial public offering. We are asking our stockholders to approve an amendment to the Executive Deferral Plan to add the required Section 162(m) language and to allow the Compensation Committee to pay the bonuses of the key executives out of this plan in Class A stock options pursuant to this provision. The proposed amendment is to enable the Executive Deferral Plan to satisfy a requirement of Section 162(m) of the Code relating to performance-based compensation which is not subject to a $1,000,000 deductibility limit.

    Section 162(m) under the Code generally limits the deductibility of compensation paid to the chief executive officer and the four other highest paid officers of a company to $1,000,000 per year. Performance-based compensation is not subject to this limitation on deductibility. Compensation qualifies as performance based only if it is payable on account of performance and satisfies certain other requirements, one of which is that the plan under which the compensation is paid be approved by the stockholders of the company. The purpose of stockholder approval of the amendments to the Executive Deferral Plan is to entitle us to tax deductions, without regard to the $1,000,000 limit on deductibility under Section 162(m) of the Code. Stockholder approval of the amendment is being requested solely to remove the limitations under
Section 162(m) of the Code.

    THE ADOPTION OR FAILURE TO ADOPT THIS PROPOSAL WILL NOT AFFECT THE RIGHTS OF EXISTING PARTICIPANTS UNDER THE EXECUTIVE DEFERRAL PLAN. AS TO OPTIONS WHICH MIGHT OTHERWISE BE GRANTED IN THE FUTURE UNDER THE EXECUTIVE DEFERRAL PLAN, THE FAILURE TO ADOPT THIS PROPOSAL MAY DEPRIVE US OF THE TAX BENEFIT DESCRIBED ABOVE WITH RESPECT TO OUR CHIEF EXECUTIVE OFFICER AND THE FOUR OTHER HIGHEST PAID OFFICERS.

    The complete text of the Executive Deferral Plan, including the proposed amendment, is attached as Exhibit B and the following description is qualified in its entirety by the full text of the Executive Deferral Plan.

DESCRIPTION OF PLAN

    The Executive Deferral Plan will permit eligible executives to defer salary and bonus into interest-bearing accounts in the Executive Deferral Plan, subject to a quarterly opportunity to elect to convert within a designated time period any deferred salary for that year as well as a one time opportunity to elect within a designated time period to convert any deferred bonus for that calendar year into options to acquire our Class A common stock. Such options may be granted with an exercise price of the fair market value of the stock or at a discount not to exceed 25% of its market value. The eligible executives will be determined from time to time by the Compensation Committee or its designee or by our Chairman of the Board. Currently, three persons have been designated as eligible to participate in the Executive Deferral Plan, and it is contemplated that the number of eligible executives will not in any case exceed three persons. Up to 2,500,000 shares of our Class A common stock have been reserved for issuance pursuant to the Executive Deferral Plan.

    On or before the last day of each calendar quarter, an eligible executive may elect to receive all or a portion of his or her salary for the next calendar quarter in cash or may irrevocably elect to defer all or a portion in 10% or $10,000 increments of next quarter's salary into an interest account for salary under the Executive Deferral Plan by delivering a primary election form for salary to the plan administrator. The primary election form for salary will specify the amount of salary to be deferred into the interest-bearing account and the form and timing of the payout of deferred amounts, except that if an executive elects to defer salary for more than one quarter in a calendar year, the form and timing of payout for each quarter's deferral must be identical.

    At any time prior to December 31 of each year, an eligible executive may also elect to receive all or a portion of his bonus for the current calendar year in cash or may irrevocably elect to defer all or a portion (in 10% or $10,000 increments) of such current calendar year bonus into an interest account for bonus under the Executive Deferral Plan by delivering a primary election form for bonus to the plan administrator. The primary election form for bonus will specify the amount of annual bonus to be deferred and the form and timing of payout of the deferred amount, except that if an executive elects to defer both salary and annual bonus for a particular calendar year, the form and timing must be identical.

    The interest accounts of an eligible executive will be segregated to reflect deferred compensation on a year-by-year basis and the type of compensation deferred (salary or bonus). Interest will be credited to such interest accounts at the rate determined from time to time by our Compensation Committee. Payment of the balances in an executive's interest accounts will be made as designated by the executive in a lump sum or in the number of approximately equal monthly installments not to exceed 120 which have been selected by the executive. Such payments will begin on the earliest of (1) December 31 of the fifth year after the year with respect to which the deferral was made, (2) the first business day of the fourth month after the executive's death, or (3) termination as our employee for any reason other than death.

    During the same calendar quarter with respect to which an executive deferred salary into the Executive Deferral Plan, such executive will have the right to convert his or her interest account for salary for such quarter or the previous quarters into options for our Class A common stock by filing an irrevocable secondary election form for salary. Also, at any time, but only one time, during the 12-month period following the end of a calendar year with respect to which an executive has deferred annual bonus into the plan, such executive will have the right to convert his or her interest account for bonus for such previous year into options for our Class A common stock by filing an irrevocable secondary election form for bonus. The filing of such secondary election form for salary or secondary election form for bonus will result in receipt by the executive of options as of the date of such filing. An eligible executive may elect to receive market value stock options, discounted stock options or a combination of both. To the extent that an executive selects market value options, he or she will receive options on a larger number of shares with a higher exercise price than if discounted options on fewer shares with a lower exercise price were selected. No more than 500,000 shares of our Class A common stock may be subject to option grants to any one executive per year under the Executive Deferral Plan. To date, no discounted stock options have been granted.

    Options issued pursuant to the Executive Deferral Plan will be non-qualified stock options. Based upon the eligible executive's decision as to the exercise price (discounted or market value) of the options to be received, the number of shares subject to such option will be the whole number of shares equal to
(1) the dollar amount that the executive has elected to convert to options divided by (2) the per share value of an option on the option grant date, as determined using an option valuation model selected by our Compensation Committee. Options are first exercisable, cumulatively, as to 10% of the shares on each of the first through tenth anniversaries of the option grant date. The term of the option will be as specified by the Compensation Committee but in no event may the period of time over which an option may be exercised exceed the longer of 11 years from the option grant date. In no event will death, disability, retirement, or other termination of employment shorten the term of any outstanding option. Options will be subject to accelerated vesting and will be immediately exercisable upon the executive's death or disability, a Change in Control, or the unanimous decision of the Compensation Committee to accelerate. Upon acceleration, an option remains exercisable for the remainder of its original term.

    Options may be exercised in whole or in part. Shares will be issued pursuant to the exercise of an option only upon receipt by us of payment in full of the aggregate purchase price for the shares subject to the option or portion thereof being exercised. The Compensation Committee may determine the specific method of payment, including permitting "cashless exercises," and other terms and provisions of options in its sole discretion.

    Options will not be assignable or transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit transfers that it, in its sole discretion, concludes do not result in accelerated taxation and that are otherwise appropriate and desirable taking into account any applicable securities laws.

FEDERAL INCOME TAX CONSEQUENCES OF THE EXECUTIVE DEFERRAL PLAN

    Based on current Federal tax laws, a participating executive should not recognize income upon the making of a proper and timely deferral to interest accounts nor should income be recognized for federal income tax purposes upon the conversion of such account balances to options. The executive should recognize income for purposes of Federal income tax when the amounts in his or her interest accounts are paid out or immediately upon the exercise of the non-qualified options, generally in an amount equal to the option spread on the date of exercise. We generally will receive a corresponding tax deduction when the executive recognizes income, subject to any applicable deductibility limitations of the Code.

    THE SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES CONTAINED IN THIS PROXY STATEMENT DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of Federal income tax consequences and does not address other taxes or state, local or foreign taxes. It is based on current law and current IRS interpretations of the law, which are subject to change at any time. We have not requested an IRS ruling on any tax issues concerning the Executive Deferral Plan and do not plan to do so. In some cases, existing IRS rulings and regulations do not provide complete guidance. Participants in the Executive Deferral Plan are advised to consult their own tax advisors regarding the tax effects of their participation in the Executive Deferral Plan.

    The Executive Deferral Plan is administered by the Compensation Committee, which has the authority to interpret and construe the plan, make necessary rules and regulations to administer the plan and designate persons as its agents to carry out administrative responsibilities under the plan. All members of the Compensation Committee are "outside directors" as defined in Section 162(m) of the Code and the regulations thereunder.

    Adjustments will be made to the total number of shares reserved for issuance under the Executive Deferral Plan, the number of shares covered by and the exercise price of each outstanding option if we at any time change the number of issued shares through a stock dividend, stock split, recapitalization, reorganization, or other change in corporate structure affecting the shares. The Compensation Committee will authorize the issuance, continuation or assumption of outstanding options or provide for other equitable adjustments after changes in the number of shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, or similar occurrence in which we are the surviving or continuing corporation upon such terms and conditions as it deems necessary. In the case of an acquisition where we are not the surviving or continuing corporation and outstanding shares are not converted into or exchanged for different securities, cash, or other property, a participating executive who holds an outstanding option will have the right then and during the remaining term of the option to receive the same acquisition consideration received by our other stockholders.

    The Board may amend, suspend, or terminate the Executive Deferral Plan or any stock option award notice under the plan at any time, except that it may condition amendments or modifications on stockholder approval if necessary or advisable because of tax, securities, or other applicable laws, policies, or regulations. No amendment, modification, or termination will adversely affect any outstanding options or interest accounts without the consent of the participating executive.

    In considering whether to vote for approval of the Executive Deferral Plan, you should be aware that our executive officers have received grants under the Executive Deferral Plan and, in the future, will receive grants under this Plan.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE EXECUTIVE DEFERRAL PLAN IN ORDER TO ENABLE SUCH PLAN TO SATISFY THE REQUIREMENTS OF SECTION 162(M) OF THE CODE.

                                 PROPOSAL NO. 5

       RATIFICATION OF KPMG LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY
                 FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

    KPMG LLP has served as our principal independent accountants since its appointment for the year ended 1981. The Board, on the unanimous recommendation of the Audit Committee, has selected KPMG LLP as our independent accountants for the year ending December 31, 2000, subject to ratification by our stockholders at the annual meeting. Representatives of KPMG LLP are expected to be present at the meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

    All services provided to us by KPMG LLP were approved by the Audit Committee, which also considered the possible effect on the independence of KPMG LLP by rendering such services. Audit services of KPMG LLP for the year ended 1999 included the examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission.

    The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of KPMG LLP.

    If the stockholders do not approve the appointment of KPMG LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING 2000.

            OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

NUMBER AND TERM OF DIRECTORS

    The Company's Certificate of Incorporation divides the Board into three categories of as equal size as possible, with the terms of each category expiring in consecutive years so that only one category is elected in any given year. Successors to directors whose terms have expired are required to be elected by stockholder vote. Vacancies in unexpired terms and any additional positions created by Board action are filled by action of the existing Board.

DIRECTORS AND EXECUTIVE OFFICERS

    The names of the directors and executive officers of the Company and their respective ages and positions are as follows:

NAME                                     AGE                              POSITION
----                                   --------   --------------------------------------------------------
David L. Boren.......................     58      Director
Thomas W. Butch......................     43      Senior Vice President and Chief Marketing Officer
Joseph M. Farley.....................     72      Director
Louis T. Hagopian....................     74      Director
Robert L. Hechler....................     62      Executive Vice President, Chief Operating Officer,
                                                  Director
Henry J. Herrmann....................     57      President, Chief Investment Officer, Director
Joseph L. Lanier, Jr.................     68      Director
Harold T. McCormick..................     71      Director
James M. Raines......................     60      Director
George J. Records, Sr................     65      Director
R.K. Richey..........................     73      Director
William L. Rogers....................     53      Director
Michael D. Strohm....................     48      Senior Vice President
John E. Sundeen, Jr..................     39      Senior Vice President, Chief Financial Officer,
                                                  Treasurer
Keith A. Tucker......................     54      Chairman of the Board, Chief Executive Officer, Director
Robert J. Williams, Jr...............     55      Senior Vice President

    Set forth below is a description of the backgrounds of the executive officers and directors of the Company and the terms of the directors.

    DAVID L. BOREN has been President of The University of Oklahoma, Norman, Oklahoma since November 1994, and prior thereto he served as United States Senator from Oklahoma, 1979-1994 and as a member of the Senate Finance Committee. Mr. Boren is a director of Torchmark Corporation, Phillips Petroleum Corporation, AMR Corporation and Texas Instruments, Inc. Mr. Boren's term on the Board of Directors of the Company expires in 2000. MR. BOREN IS A NOMINEE TO THE BOARD FOR THE ANNUAL MEETING.

    THOMAS W. BUTCH has been Senior Vice President and Chief Marketing Officer of the Company since November 1999. Previously, he was associated with Stein Roe & Farnham, Inc., Chicago, Illinois where he served in various positions, including President (Mutual Funds), Senior Vice President of Marketing, Head of Marketing and Director of Public Relations from 1994-1999.

    JOSEPH M. FARLEY has been Of Counsel at Balch & Bingham, Attorneys and Counselors, Birmingham, Alabama since November 1992. Mr. Farley is a director of Torchmark Corporation. Mr. Farley's term on the Board of Directors of the Company expires in 2000. MR. FARLEY IS A NOMINEE TO THE BOARD FOR THE ANNUAL MEETING.

    LOUIS T. HAGOPIAN has been owner of Meadowbrook Enterprises, Darien, Connecticut, an advertising and marketing consultancy, since January 1990.
Mr. Hagopian is a director of Torchmark Corporation. Mr. Hagopian's term on the Board of Directors of the Company expires in 2002.

    ROBERT L. HECHLER has been Director, Executive Vice President and Chief Operating Officer of the Company since March 1998. In addition, he has been President, Chief Executive Officer, and Treasurer of Waddell & Reed, Inc. since April 1993. He is also a Director of the United Group of Mutual Funds, Inc., Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Mr. Hechler's term on the Board of Directors expires in 2000. MR. HECHLER IS A NOMINEE TO THE BOARD FOR THE ANNUAL MEETING.

    HENRY J. HERRMANN has been Director, President and Chief Investment Officer of the Company since March 1998. Prior thereto he was Vice President and Chief Investment Officer of the Company since March 1987. He is also a Director of the United Group of Mutual Funds, Inc., Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Mr. Herrmann's term on the Board of Directors of the Company expires in 2001.

    JOSEPH L. LANIER, JR. has been Chairman of the Board and Chief Executive Officer of Dan River Incorporated, Danville, Virginia, a textile manufacturer, since November 1989. Mr. Lanier is a director of Torchmark Corporation, Flowers Industries, Inc., Dimon Inc., and SunTrust Banks, Inc. Mr. Lanier's term on the Board of Directors of the Company expires in 2001.

    HAROLD T. MCCORMICK has served as Chairman of the Board and Chief Executive Officer of Bay Point Yacht & Country Club, Panama City, Florida since
March 1988 and as Chairman, First Ireland Spirits Co., Ltd., Dublin, Ireland, since February 1996. Mr. McCormick is a director of Torchmark Corporation.
Mr. McCormick's term on the Board of Directors of the Company expires in 2000. MR. MCCORMICK IS A NOMINEE TO THE BOARD FOR THE ANNUAL MEETING.

    JAMES M. RAINES has served as President of James M. Raines and Company, San Antonio, Texas, an investment banking firm, since September 1988. Mr. Raines is a director of Hispanic Broadcasting Corporation. Mr. Raines' term on the Board of Directors of the Company expires in 2001.

    GEORGE J. RECORDS, SR. has served as Chairman of the Board of Midland Financial Co., Oklahoma City, Oklahoma, a bank and financial holding company for retail banking and mortgage operations, since 1982. Mr. Records is a director of Torchmark Corporation. Mr. Records' term on the Board of Directors of the Company expires in 2002.

    R. K. RICHEY is the former Chairman of the Board and Chief Executive Officer of Torchmark Corporation and is a director of Full House Resorts, Inc. and Torchmark Corporation. He is also a Director Emeritus for the United Group of Mutual Funds, Inc., Waddell & Reed Funds, Inc. and Target/United Funds, Inc.
Mr. Richey's term on the Board of Directors of the Company expires in 2002.
Mr. Richey will retire from the Board of Directors at the close of the annual meeting.

    WILLIAM L. ROGERS is currently the Managing Director for the Halifax Group, Los Angeles, California, an investment partnership. Prior thereto, he was a Principal of Colony Capital, Inc., Los Angeles, California, a real estate-related investment company, with whom he had been employed since 1994. Mr. Rogers' term on the Board of Directors of the Company expires in 2001.

    MICHAEL D. STROHM has been Senior Vice President of the Company since January 1999. In addition, he has been Senior Vice President of Waddell & Reed, Inc. since 1994 and President of Waddell & Reed Services Company since 1999.

    JOHN E. SUNDEEN JR. has been Senior Vice President, Chief Financial Officer and Treasurer of the Company since July 1999. From 1994 to June 1999 he was head of all fixed income portfolios for the Company and the United Group of Mutual Funds, Inc., Waddell & Reed Funds, Inc. and Target/United

Funds, Inc. He has been a Senior Vice President of Waddell & Reed Investment Management Company since 1995.

    KEITH A. TUCKER has been Chairman of the Board and Chief Executive Officer of the Company since March 1998. Previously, he was a Director and Vice Chairman of Torchmark Corporation. He is also a Director of the United Group of Mutual Funds, Inc., Waddell & Reed Funds, Inc. and Target/United Funds, Inc. His term on the Board of Directors of the Company expires in 2002.

    ROBERT J. WILLIAMS, JR. has been Senior Vice President of the Company since April 1999. In addition, he has been Executive Vice President and National Sales Manager of Waddell & Reed, Inc. since July 1996. Previously, he was associated with the Charles Schwab & Co. institutional organization where he served as Vice President of Sales and Vice President of Support Services from 1991 to 1995.

    There are no family relationships among any of the executive officers or directors of the Company. Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected and qualified or until the earliest of their death, retirement, resignation or removal.

BOARD MEETINGS

    The Board held five meetings during the fiscal year ended December 31, 1999. All directors attended at least 75% of the meetings of the Board and the committees on which they served and acted by unanimous consent on one occasion.

BOARD COMMITTEES

    The Board of Directors has the following committees: audit, comprised in 1999 of Messrs. Rogers, Hagopian, McCormick and Richey; compensation, comprised in 1999 of Messrs. Farley, Lanier, Raines and Records; nominating, comprised in 1999 of Messrs. Boren, Farley, Hagopian, Lanier, McCormick, Rogers, Records and Richey; and executive, comprised in 1999 of Messrs. Boren, Tucker, Herrmann, Lanier and Records.

    Members of the committees are appointed annually by the Board and serve at the discretion of the Board until their successors are appointed or their earlier resignation or removal.

    The audit committee recommends the independent auditors to be selected by the Board; discusses the scope of the proposed audit with the independent auditors and considers the audit reports; discusses the implementation of the auditors' recommendations with management; reviews the fees of the independent auditors for audit and non-audit services; reviews the adequacy of the Company's system of internal accounting controls; reviews, before publication or issuance, the quarterly and annual financial statements and any annual reports to be filed with the Securities and Exchange Commission and periodically reviews pending litigation. Additionally, the audit committee meets with the Company's independent accountants and internal auditors both with and without management being present. The audit committee met twice in 1999. All of the members attended at least 75% of the meetings of this committee.

    The compensation committee determines the compensation of senior management of the Company and its subsidiaries and affiliates. Additionally, the compensation committee administers the stock incentive and benefit plans of the Company. None of the individuals serving on the compensation committee has ever been an officer or employee of the Company. The compensation committee met four times in 1999. All of the members attended at least 75% of the meetings of this committee.

    The nominating committee reviews the qualifications of potential candidates for the Board from whatever source received, reports its findings to the Board and proposes nominations for Board membership for approval by the Board and for submission to the stockholders for approval. Recommendations of potential Board candidates may be directed to the nominating committee in care of the Corporate Secretary of the Company at the address stated herein. The nominating committee did not meet in 1999.

    The executive committee, in the interim between meetings of the Board, may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, subject to limitations in the Company's Certificate of Incorporation and Bylaws. The executive committee did not meet in 1999.

COMPENSATION OF DIRECTORS

    Directors of the Company are currently compensated on the following basis:

    (1) Directors who are not officers or employees of the Company or a subsidiary of the Company ("Outside Directors") receive a fee of $1,000 for each attended Board meeting, a fee of $500 for each attended Board compensation committee meeting, a fee of $1,500 for each attended audit committee meeting and an annual retainer of $40,000, payable each January for the entire year. They do not receive fees for the execution of written consents in lieu of Board meetings and Board committee meetings. They are reimbursed for their travel and lodging expenses if they do not live in the area where the meeting is held.

    Outside Directors may annually elect to make deferrals of such compensation for the following year into the interest-bearing account of the Company Non-Employee Director Stock Option Plan and subsequently elect to convert such balances to Class A common stock options with either fair market value or discounted exercise prices. In 1999, Messrs. Farley, Hagopian, Lanier, McCormick, Raines, Records and Rogers chose to make such deferrals of compensation, which were converted into options on 8,000, 9,271, 9,792, 10,121, 9,480, 9,792 and 8,280 shares, respectively. All options were granted at the fair market value of the Class A common stock on the grant date.

    Each Outside Director is automatically awarded annually non-qualified stock options on 3,000 shares of Company Class A common stock on the first day of each calendar year in which stock is traded on the New York Stock Exchange. The entire Board may award non-qualified stock options on a non-formula basis to all or such individual Outside Directors as it shall select. Such options may be awarded at such times and for such number of shares as the Board in its discretion determines. The price of such options may be fixed by the Board at a discount not to exceed 25% of the fair market value on the grant date or at the fair market value of the Class A common stock on the grant date. To date, no discounted stock options have been granted.

    (2) Directors who are officers or employees of the Company or a subsidiary of the Company waived receipt of all fees for attending Board meetings. They do not receive fees for the execution of written consents in lieu of Board meetings. They also do not receive a fee for attending Board committee meetings or an annual retainer. They are reimbursed for their travel and lodging expenses, if any, incurred to attend meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires each director and officer of the Company, each person who beneficially owns more than 10% of a registered class of the Company's equity securities and any other person subject to Section 16 of the Exchange Act with respect to the Company to file by specific dates with the United States Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Officers, directors and 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company is required to report in this Proxy Statement any failure of its directors and officers, beneficial owners of more than 10% of the Company's Common Shares and any other person subject to Section 16 of the Exchange Act with respect to the Company to file by the relevant due date any of these reports during the Company's fiscal year.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all required Section 16(a) filings applicable to its executive officers, directors, and greater than ten percent beneficial owners were timely and correctly made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 2000, the Company committed to invest up to $5,000,000 to purchase a limited partnership interest in Halifax Capital Partners, L.P., an investment partnership. As of February 29, 2000, the Company has invested $503,996. William L. Rogers, a current director of the Company, is a general partner in Halifax Genpar, L.P., the managing director of Halifax Capital Partners, L.P. and has investment participation in Halifax Capital Partners, L.P. The Company, pursuant to its investment, has a customary investment relationship with Halifax Capital Partners, L.P. which the Company believes is carried on in the ordinary course of business on an arms-length basis.

    Effective December 29, 1999, the Company entered into a contractual relationship with MidFirst Bank whereby the Company will be allowed to sell financial products to the customers of MidFirst Bank at certain bank locations in Oklahoma in exchange for rental payments to MidFirst Bank. George J. Records, Sr., a current director of the Company, is Chairman of the Board and a stockholder of Midland Financial Co., the parent holding company of MidFirst Bank. The Company believes that this relationship was negotiated and will be carried on in the ordinary course of business on an arms-length basis.

    As part of the compensation package in his recruitment by the Company, on January 21, 2000 the Company loaned Thomas W. Butch, Senior Vice President and Chief Marketing Officer, $169,020 to be used for the exercise of vested stock options of his previous employer which were to expire in accordance with their terms. This loan is to be repaid in three equal annual installments beginning January 24, 2001. Interest on the outstanding balance is due annually and shall be applied using the simple average as calculated by Bloomberg for the daily one-month LIBOR rate as fixed by the British Banker's Association for the period five business days before the loan was made until five business days before the loan has a principal payment due plus 1.10%. This additional spread will be adjusted annually.

                             PRINCIPAL STOCKHOLDERS

    The following table lists all persons known to be the beneficial owner of more than five percent of the Company's outstanding Class A and Class B common shares as of December 31, 1999 unless otherwise indicated.

                                                          CLASS A     CLASS B    CLASS A    CLASS B
NAME AND ADDRESS                                            (#)          %          %         (#)
----------------                                         ---------   ---------   --------   --------
BLUM Capital Partners, L.P. (1)........................  5,013,900   3,114,600     16.9%      11.1%
  909 Montgomery Street, Suite 400
  San Francisco, CA 94133-4625

T. Rowe Price Associates, Inc. (2).....................  3,309,443   3,524,841     11.2%      12.6%
  100 E. Pratt Street
  Baltimore, MD 21202

FMR Corp. (3)..........................................  2,893,245     779,441      9.8%       2.8%
  82 Devonshire Street
  Boston, MA 02109

Highfields Capital Management LP(4)....................     51,588   2,377,188       .2%       8.5%
  200 Clarendon Street,
  51(st) Floor
  Boston, MA 02117

Keith A. Tucker (5)....................................  1,711,587      23,600      5.8%       .08%
  6300 Lamar Avenue
  Overland Park, KS 66202

------------------------

(1) These shares are owned by (i) five investment advisory clients for which BLUM Capital Partners, L.P. (formerly Richard C. Blum & Associates, L.P.) ("BLUM LP") is the investment manager with voting and investment discretion;
    (ii) four limited partnerships for which BLUM LP is the general partner; and
    (iii) one limited partnership for which RCBA GP, LLC ("RCBA GP") serves as the general partner. Richard C. Blum is a significant stockholder and chairman of Richard C. Blum & Associates, Inc. ("RCBA Inc.") which is the general partner of BLUM LP, and a managing member of RCBA GP. Mr. Blum, RCBA, Inc., BLUM LP and RCBA GP share voting and investment power with respect to the Class A and Class B shares, but disclaim beneficial ownership of these shares except to the extent of any pecuniary interest therein. The number of shares shown represents beneficial ownership as of January 31, 2000, as reported on the stockholder's Form 4, dated February 2, 2000 and as verified by the Company on February 22, 2000.

(2) These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with sole power to direct investments and/or sole power to vote the Class A and Class B shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Information relating to the stockholder is based on the stockholder's Schedule 13G, Amendment No. 2, dated February 14, 2000 for the Class A shares and on the stockholder's Schedule 13G, Amendment No. 2, dated February 14, 2000 for the Class B shares.

(3) All stock represented is held by Fidelity Management & Research Company ("Fidelity"), a subsidiary of FMR and an investment adviser; Fidelity Management Trust Company ("FMTC"), a subsidiary of FMR and a bank; and Strategic Advisers, Inc., a subsidiary of FMR and an investment adviser. FMR has sole investment power with respect to 914,391 Class A shares and Fidelity has sole investment power with respect to 1,978,854 Class A shares. FMR has sole voting power with respect to 892,454 Class A shares, Fidelity has sole voting power with respect to 1,978,854 Class A shares and the clients of FMTC have retained sole voting power with respect to 21,937 Class A shares. Information relating to the stockholder is based on the stockholder's Schedule 13G, Amendment No. 1, dated February 11, 2000 and Form 13F, dated February 11, 2000.

(4) Ownership of these shares as reported by (i) Highfields Associates LLC with respect to the shares owned by Highfields Capital I LP and Highfields Capital II LP for which it serves as the general partner; (ii) Highfields Capital Management LP which serves as investment manager to Highfields Capital Ltd., Highfields Capital I LP and Highfields Capital II LP (collectively, the "Funds") with respect to the shares owned by the Funds; and (iii) Messrs. Richard L. Grubman and Jonathan S. Jacobson with respect to the shares directly owned by the Funds. Messrs. Grubman and Jacobson are Managing Members of Highfields GP LLC, general partner of Highfields Capital Management LP. Highfields Capital Management LP has sole voting and investment power with respect to the 2,377,188 Class B shares of which Highfields Associates LLC has sole voting and investment power with respect to 737,645 shares and Highfields Capital Ltd. has sole voting and investment power with respect to 1,639,543 shares. Information relating to the reporting persons is based on their Schedule 13G, Amendment No. 1, dated February 14, 2000 and Form 13F, dated February 14, 2000.

(5) Includes 1,283,745 shares that are subject to presently exercisable Company Class A stock options. Mr. Tucker has sole voting and investment power with respect to the Class A and Class B shares. Beneficial ownership excludes 8,326 Company Class A shares and 850 Company Class B shares held in the account of Keith A. Tucker in the Company 401(k) and Thrift Plan as of January 31, 2000.

                             EXECUTIVE COMPENSATION

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS BY REFERENCE, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, AND SHALL NOT BE DEEMED SOLICITING MATERIAL AS FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

                      REPORT OF THE COMPENSATION COMMITTEE

THE COMPENSATION COMMITTEE

    Compensation of officers and senior executives of the Company and its subsidiaries and affiliates is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, comprised entirely of outside directors, meets to fix annual salaries in advance and bonuses for the current year of officers and senior executives earning more than $150,000, to review annual goals and reward outstanding annual performance of executives, to grant stock options pursuant to the 1998 Stock Incentive Plan, to establish and certify the obtainment of performance goals under the Company Management Incentive Plan and to determine the senior executives eligible to participate in the Company Executive Deferred Compensation Plan and Supplemental Executive Retirement Plan.

    In November 1999, the Committee retained William M. Mercer, Inc. to review certain of its executive compensation policies and practices. The Committee met on several occasions in 1999 and in January 2000 to discuss the salaries, bonuses and other compensation of the officers and senior executives of the Company, including the Chairman and Chief Executive Officer.

GENERAL COMPENSATION POLICY

    The Company's executive compensation program is designed to: (1) provide fair compensation to executives based on their performance and contributions to the Company; (2) provide incentives to attract and retain key executives necessary to the long-term success of the Company; and (3) instill a long-term commitment to the Company through a sense of Company ownership, all in a manner consistent with stockholder interests.

    The executive officers' compensation package has three main parts: (1) base salary, which is reviewed annually; (2) equity compensation consisting of stock options; and (3) incentive payments under the Company's Management Incentive Plan, which may be earned annually depending on the Company's achievement of pre-established performance goals. The Company has an Executive Deferred Compensation Stock Option Plan pursuant to which the Committee designated Messrs. Tucker, Herrmann and Hechler eligible to participate in 1999. The plan permits eligible executives to defer salary and/or bonus on an annual or quarterly basis into an interest-bearing account and subsequently, within a limited time period, to elect to convert all or a portion of their deferred compensation into Company stock options granted at market value or at a discount not to exceed 25%. To date, no discounted stock option awards have been granted.

    The Committee set the salary of Keith A. Tucker, the Chairman of the Board and Chief Executive Officer and approved the salaries of Henry J. Herrmann and Robert L. Hechler, Company executives who served on the Board of Directors during the fiscal year. As part of its oversight of the Company's compensation programs, the Committee also reviewed the salaries paid to certain other officers of the Company and its subsidiaries.

    The Committee has acknowledged since its inception that the investment management and securities industries are highly competitive and that experienced professionals have significant career mobility. Its members believe that the ability to attract, retain and provide appropriate incentives for the highest quality professional personnel is essential to maintain the Company's competitive position in the investment management and financial services industries, and thereby provide for the long-term success of the Company.

    The Committee believes that competitive levels of cash compensation, together with equity and other incentive programs that are consistent with stockholder interests, are necessary for the motivation and retention of the Company's professional personnel. During 1999, base salaries for each of the senior executives on the Board of Directors were unchanged from the prior year. Consistent with compensation practices generally applied in the investment management and financial services industries with which the Company competes for employees, base salaries for the senior executives are intended to form a low percentage of total cash compensation with the major portion of cash compensation intended to be derived from payments made under the Company Management Incentive Plan, provided, of course, that the performance goals established under the Company Management Incentive Plan are met.

BASE SALARY

    Base salaries of Company executives are based on the Company's performance for the prior fiscal year and upon a subjective evaluation of each executive's contribution to that performance. In evaluating overall Company performance, the primary focus is on the Company's financial performance for the year as measured by net income, earnings per share and return on assets and stockholders' equity.

EQUITY PARTICIPATION

    Stock options are generally granted annually in an effort to link executives' future compensation to the long-term financial success of the Company, as measured by stock performance. Options are priced at 100% of the stock market value on the date of grant. They typically vest in three equal annual increments, beginning two years from the date of grant. The total number of options awarded to each executive is discretionary with the Committee but is generally based on the Company's performance and the executive's salary level.

    In addition to stock options, certain executives may from time to time be granted restricted stock under the Company's 1998 Stock Incentive Plan. Any award of restricted stock will be made by the Committee, which will set the vesting criteria. Awards may be made to provide incentives to enhance the job performance of certain executives or to induce them to remain with or to become associated with the Company. During the past fiscal year, Thomas W. Butch received 5,000 shares of restricted stock as an inducement to join the Company. No grants of restricted stock were made to the Company's senior executive officers. Mr. Tucker had 24,294 shares of restricted stock vest in 1999 which was part of a restricted stock grant received in 1998 at the time of the Company's initial public offering representing the conversion of previously-received restricted stock of Torchmark Corporation.

INCENTIVE PAYMENTS

    Incentive payments are made under the Company's Management Incentive Plan upon achievement of pre-established performance criteria. For the 1999 fiscal year, the Committee set three levels of overall performance objectives for the
Company: threshold, target and superior.

    Corresponding incentive levels for the 1999 fiscal year were assigned to participants in the plan by the Committee as percentages of base salary. These incentive levels are tied directly to the achievement of specific levels of performance objectives. Incentive percentages ranging from a low of 50% of base salary at the threshold level to a high of 200% at the superior level were payable under the plan to an executive group including the Chief Executive Officer, Chief Investment Officer and Chief Operating Officer. However, the Committee reserves the right, in its sole discretion, to reduce these incentive percentages in an amount ranging from 66% of the applicable incentive percentage at the threshold level to 25% of the applicable incentive percentage at the superior level. For the fiscal year ended December 31, 1999, corporate earnings per share, as measured, exceeded the target level set by the Committee. As a result, incentive payments were made under the Management Incentive Plan in the first quarter of 2000 for performance in the fiscal year ended December 31, 1999.

STOCK OPTION PROGRAM

    The 1998 Stock Incentive Plan under which options in Company Class A stock are currently awarded has as its stated purpose attracting and retaining employees who contribute to the Company's, its subsidiaries' and affiliates' success and enabling those persons to participate in the long-term success and growth through an equity interest in the Company. To this end, the Committee grants non-qualified stock options to officers and key employees at the market value of the Company's Class A common stock on the date of grant, the size of the grant being based generally on the current compensation of such officers or key employees. Decisions regarding stock options are made annually and the number of options previously awarded to an individual executive officer is not a substantial consideration in determining the amount of options granted to that officer in the future. Once an officer has been awarded options and becomes a part of the stock option program, he or she will typically continue to receive from year-to-year stock options related to salary. Stock options may be exercised using cash or previously-owned stock for payment or through a simultaneous exercise and sale program. Such stock options first become exercisable to the extent of one-third of the shares on the second anniversary of the option grant date and on the remaining two-thirds on the third and fourth anniversary, respectively, of the option grant date.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    During the fiscal year, Keith A. Tucker, the Company's Chief Executive Officer, received a base salary of $800,016 which remained unchanged from the previous year. He was also granted an option to purchase 144,000 shares in December 1999 as part of the normal compensation awards for the Company's officers and senior executives. This set of option grants has an exercise price equal to the fair market value at the date of grant and vests over a four year period. Mr. Tucker also received an incentive award of $800,000 under the Company Management Incentive Plan. This bonus was based on the Company's achievement of the performance goals established by the Committee. The Committee awarded half of this bonus in Class A stock options to Mr. Tucker pursuant to the Company Stock Incentive Plan.

    Mr. Tucker's base salary is not directly related to specific measures of corporate performance. His base salary is determined by his tenure of service and his current job responsibilities as well as the relative salaries of his peers in the investment management and securities industry. In 1999 the Committee retained William M. Mercer, Inc. to review Mr. Tucker's salary as compared to his peers in the industry. Any stock options awarded to Mr. Tucker are also not directly tied to specific measures of corporate performance. Such awards are generally based on his current compensation and the Company's performance. As previously mentioned, Mr. Tucker's annual incentive payment is tied to pre-established performance criteria under the Company's Management Incentive Plan.

DEDUCTIBILITY OF COMPENSATION

    Internal Revenue Code Section 162(m) provides that compensation in excess of $1 million paid to an executive officer is not deductible unless it is performance based. Base salary does not qualify as performance-based compensation under Section 162(m). To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily and in all circumstances limit executive compensation to that deductible under
Section 162(m). The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. To this end, the Committee has established pre-established performance criteria under the Company's Management Incentive Plan which was adopted by the stockholders in 1998 to ensure the deductibility of incentive compensation. In addition, the Committee recommended to the Board, for approval by the stockholders, Proposals 2 and 4 which, if approved, should ensure the deductibility of all compensation expense by the Company related to stock option grants.

SUMMARY

    The Committee has compared the Company's compensation levels to relevant publicly available data for the investment management industry and has found the Company's compensation levels to be competitive. Certain of these companies are included in the SNL Investment Adviser Index shown in the Stock Performance Chart which follows. The Company believes it competes for executive talent with a large number of investment management, securities and other financial services companies, some of which are privately owned and others of which have significantly larger market capitalization than the Company. The Committee's goal is to maintain compensation programs which are competitive within the investment management and financial services industries. The Committee believes that 1999 compensation levels disclosed in this proxy statement are reasonable and appropriate in light of the Company's performance and believes that the compensation programs of the Company well serve the interests of the Company's stockholders. The Committee intends to continue to emphasize programs that it believes positively affect stockholder value.

             WADDELL & REED FINANCIAL, INC., COMPENSATION COMMITTEE
                                  1999 Members
            George J. Records, Sr., Chairman, Joseph L. Lanier, Jr.,
                      Joseph M. Farley and James M. Raines

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended December 31, 1999, none of the Company's executive officers served on the board of any entities whose directors or officers serve on the Company's Compensation Committee. No current or past executive officers of the Company serve on the Committee.

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation paid to the Company's Chairman of the Board and Chief Executive Officer and each of the other most highly compensated executive officers of the Company (the "Named Executive Officers") for the Company's three most recent fiscal years.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION          LONG TERM COMPENSATION
                                        -------------------------------   -------------------------
                                                                                         SECURITIES
                                                                                         UNDERLYING
                                                                           RESTRICTED     OPTIONS/     ALL OTHER
                                                                BONUS     STOCK AWARDS      SAR       COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR     SALARY($)    ($)(2)        $(3)          (#)           $(4)
---------------------------             --------   ---------   --------   ------------   ----------   ------------
Keith A. Tucker,(1)...................    1999     $800,016    $400,000            --      582,124      $351,895
  Chairman & Chief                        1998     $800,016    $400,000            --      568,836      $184,082
  Executive Officer                       1997     $800,016    $      0            --           --      $  6,523

Henry J. Herrmann,....................    1999     $600,000    $300,000            --      413,623      $273,870
  President & Chief                       1998     $600,000    $      0    $2,530,000      640,134      $141,217
  Investment Officer                      1997     $420,000    $715,000            --           --      $  4,800

Robert L. Hechler,....................    1999     $500,000    $250,000            --      299,409      $238,336
  Executive Vice President                1998     $500,000    $100,000    $2,070,000      520,734      $118,924
  & Chief Operating Officer               1997     $300,000    $565,000            --           --      $  4,800

Thomas W. Butch,......................    1999     $320,000    $250,000    $  123,750       10,000      $    118
  Senior Vice President                   1998           --          --            --           --            --
  & Chief Marketing Officer               1997           --          --            --           --            --

Robert J. Williams, Jr.,..............    1999     $300,000    $250,000            --       27,763      $ 12,064
  Senior Vice President                   1998     $275,000    $125,000            --       88,800      $  6,168
                                          1997     $200,000          --            --           --      $  2,750

------------------------

(1) At year end 1999, Mr. Tucker held 48,586 restricted Class A shares valued at $1,317,895 (based on a year end closing price of $27.125 per share). Restrictions on the 97,174 restricted shares received by Mr. Tucker at the time of the Company's initial public offering, which represented 48,000 shares of restricted stock of Torchmark Corporation previously issued to Mr. Tucker pursuant to a Torchmark Corporation stock plan which were converted into Company shares, expire over a four-year period and 25% of the shares vest annually commencing May 1, 1998. On May 1, 1998 and on May 1, 1999, 24,294 of these shares vested. Dividends on all these restricted shares are paid directly to Mr. Tucker at the same rate as on unrestricted shares.

(2) Messrs. Tucker, Herrmann and Hechler received $400,000, $300,000 and $250,000, respectively, of their 1999 bonuses in Class A stock options pursuant to the 1998 Stock Incentive Plan. Messrs. Tucker, Herrmann and Hechler received $400,000, $600,000 and $400,000, respectively, of their 1998 bonuses in Class A stock options pursuant to the 1998 Executive Deferred Compensation Stock Option Plan. Mr. Tucker elected to defer his 1997 bonus of $400,000, and Messrs. Herrmann and Hechler each elected to defer $100,000 of their 1997 bonuses pursuant to the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan.

(3) Values of Class A restricted stock awards made pursuant to the 1998 Stock Incentive Plan are based on the initial offering price of Class A stock on the date of grant for Messrs. Herrmann and Hechler and on the closing market price of the Class A stock on November 15, 1999 for Mr. Butch. As of December 31, 1999, Mr. Herrmann held 110,000 shares of restricted Class A stock, valued at

    $2,983,750 (based on a year end closing price of $27.125 per share), Mr. Hechler held 90,000 shares of restricted Class A stock, valued at $2,441,250 and Mr. Butch held 5,000 shares of restricted Class A stock, valued at $135,625. The restrictions on the stock awards granted to Messrs. Herrmann and Hechler lapse in 33 1/3% annual increments beginning March 4, 2000 and beginning November 15, 2000 for Mr. Butch. Dividends on all these restricted shares are paid directly to these individuals at the same rate as on unrestricted shares.

(4) For Mr. Tucker, this includes corporate contributions to Torchmark Corporation Savings and Investment Plan, a funded, qualified defined contribution plan, of $4,800 for 1997 and interest only on prior contributions to the Torchmark Corporation Supplemental Savings and Investment Plan, an unfunded deferred contribution plan, of $513 for 1999, $1,665 for 1998 and $1,723 for 1997. This also includes (1) Company contributions to the Company 401(k) and Thrift Plan, as amended, a funded qualified contribution plan for Messrs. Tucker, Herrmann, Hechler and Williams of $6,400 each for 1999, $4,800 each for 1998 and $4,800 each for 1997 for Messrs. Herrmann and Hechler ($2,750 for Mr. Williams);
    (2) Company contributions to the Company Supplemental Executive Retirement Plan for Messrs. Tucker, Herrmann and Hechler of $336,846, $252,629 and $210,525, respectively for 1999 and $174,737, $131,053 and $109,210, respectively for 1998; and (3) amounts of additional premiums paid for life insurance for Messrs. Tucker, Herrmann, Hechler, Butch and Williams of $8,136; $14,841, $21,411, $118 and $5,664, respectively, for 1999 and
    $2,880, $5,364, $4,914, $0 and $1,368, respectively, for 1998.

STOCK OPTION GRANT TABLE

    The following table sets forth certain information concerning Class A common stock options granted to the Named Executive Officers during the Company's fiscal year ended December 31, 1999:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE VALUE AT
                                                                                             ASSUMED ANNUAL RATES OF
                                                                                                      STOCK
                                                                                              PRICE APPRECIATION FOR
                                                                                                      OPTION
INDIVIDUAL GRANTS                                                                                    TERM (1)
---------------------------------------------------------------------------------------   ------------------------------
                                                      % OF
                                                      TOTAL
                                      NUMBER OF      OPTIONS
                                      SECURITIES     GRANTED     EXERCISE
                                      UNDERLYING       TO           OR
                                       OPTIONS      EMPLOYEES      BASE
                                       GRANTED         IN          PRICE     EXPIRATION
NAME                                    (2)(#)     FISCAL YEAR   ($/SHARE)      DATE         5% ($)          10% ($)
----                                  ----------   -----------   ---------   ----------   -------------   --------------
Keith A. Tucker.....................  366,182(3)      10.88%      $25.14      08/03/09     $5,799,664      $14,637,247
                                      144,000(4)       4.28%      $25.25      12/11/09     $2,290,680      $ 5,781,240
                                       71,942(5)       2.14%      $25.25      12/09/10     $1,289,740      $ 3,360,591

Henry J. Herrmann...................  251,667(3)       7.48%      $25.14      08/03/09     $3,985,952      $10,059,784
                                      108,000(4)       3.21%      $25.25      12/11/09     $1,718,010      $ 4,335,930
                                       53,956(5)       1.60%      $25.25      12/09/10     $  967,296      $ 2,520,420

Robert L. Hechler...................  164,445(3)       4.88%      $25.14      08/03/09     $2,604,513      $ 6,573,294
                                       90,000(4)       2.67%      $25.25      12/11/09     $1,431,675      $ 3,613,275
                                       44,964(5)       1.34%      $25.25      12/09/10     $  806,092      $ 2,100,381

Robert J. Williams, Jr..............      763(3)        .02%      $25.14      08/03/09     $   12,085      $    30,499
                                       27,000(4)        .80%      $25.25      12/11/09     $  429,503      $ 1,083,983

Thomas W. Butch.....................   10,000(4)        .30%      $25.25      12/11/09     $  159,075      $   401,475

------------------------

(1) As required by the rules of the SEC, potential values are based on the assumption that the Company's Class A common stock will appreciate in value from the grant date to the end of the option term at annualized rates of five percent and ten percent and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the Class A common stock.

(2) All options granted are in Class A common stock pursuant to the Company 1998 Stock Incentive Plan, as amended, and are non-qualified stock options.

(3) This option is a reload option. A reload option is an option granted when an optionee exercises a stock option and makes payment of the purchase price using shares of previously owned Company stock. A reload option grant is for the number of shares utilized in payment of the purchase price and tax withholding, if any. The option price for a reload option is equal to the market price of the Company Class A common stock on the date the reload option is granted. A reload option becomes exercisable six months from the date the original option was exercised and has the same reload feature. This option expires ten years and two days from the grant date of the option.

(4) These options were granted on December 10, 1999 with an exercise price equal to the closing price of the Class A common stock on the grant date. Such options are not exercisable during the first two years after the grant date and become first exercisable as to a third of the shares two years after the grant date and as to a third of the shares on each of the next two anniversaries of the grant date. These options contain a reload feature as described above in footnote 3.

(5) These options were granted on December 10, 1999 pursuant to the Company Management Incentive Plan with an exercise price equal to the closing price of the Class A common stock on the grant date. Under this Plan the Compensation Committee has discretion to pay performance-based annual cash compensation in Company stock options in lieu of cash. These options vest 10% per year commencing on the first anniversary of the grant date. These options contain a reload feature as described above in Footnote 3.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
  TABLE

    The following table sets forth information concerning Class A common stock acquired on exercise of stock options during fiscal 1999, any value realized therein, the number of unexercised options at the end of fiscal 1999 (exercisable and unexercisable) and the value of Class A stock options held at the end of 1999 by the Named Executive Officers. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which establishes the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of shares to pay the exercise price, or the withholding of shares to cover the tax liability associated with the option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should he choose to sell the shares required by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                             OPTIONS AT FISCAL YEAR          IN-THE-MONEY OPTIONS
                                                                    END (#)                AT FISCAL YEAR END ($)(3)
                                  SHARES                 ------------------------------   ---------------------------
                                 ACQUIRED
                                    ON        VALUE
                                 EXERCISE    REALIZED
NAME                              (#)(1)       ($)       EXERCISABLE(2)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             --------   ----------   --------------   -------------   -----------   -------------
Keith A. Tucker................  569,414    $8,690,879       810,310        1,401,132     $8,855,244      $7,659,237

Henry J. Herrmann..............  325,346    $3,528,683       159,045        1,036,514     $1,527,347      $3,636,289

Robert L. Hechler..............  202,511    $1,823,145        38,340          807,550     $  390,966      $2,873,144

Robert J. Williams, Jr.........    1,053    $   13,909        15,623          116,563     $  237,345      $  447,125

Thomas W. Butch................        0             0             0           10,000     $        0      $   18,750

------------------------

(1) This column reflects the number of shares underlying options exercised in 1999 by the Named Executive Officers. The actual number of shares received by each of these individuals from options exercised in 1999 (net of shares surrendered to cover the exercise price and/or surrendered or withheld to cover the exercise price and tax liability) was: Mr. Tucker, 209,672 shares; Mr. Herrmann, 73,679 shares; Mr. Hechler, 38,066 shares; and Mr. Williams, 290 shares.

(2) The percentages of total exercisable options that are options converted from existing Torchmark Corporation stock options at the time of the spin-off of the Company from Torchmark Corporation are 97.2%; 89.2%; 67.1% and 100% for Messrs. Tucker, Herrmann, Hechler and Williams, respectively.

(3) The value of unexercised in-the-money options equals the difference between the closing price of Company Class A common stock at fiscal year end and the option exercise price, multiplied by the number of shares underlying the options. The closing price of Company Class A common stock on December 31, 1999 was $27.125.

PENSION PLANS

    WADDELL & REED FINANCIAL,INC. RETIREMENT INCOME PLAN. The plan is a tax-qualified, non-contributory pension plan that covers all eligible employees of the Company who are 21 years of age or older and have one or more years of credited service. Benefits under the plan are determined by first multiplying the average of the participant's earnings in the five consecutive years in which they were highest during the last ten years before the participant's retirement by a percentage equal to 2% for each year of credited service up to 30 years and by 1% for each year of credited service for the next ten years and then second, reducing that result by a Social Security offset. Earnings for purposes of the plan do not include bonuses or commissions (other than for Regional Vice Presidents, and Division/District Managers), directors' fees, expense reimbursements, employer contributions to retirement plans, deferred compensation, or any amounts in excess of $160,000 per year (as adjusted). Benefits under the plan vest 100% after five years. Upon the participant's retirement, benefits under the plan are payable as an annuity or in a lump sum. In 1999, covered compensation was $160,000 for Messrs. Tucker, Herrmann, Hechler and Williams. Messrs. Tucker, Herrmann, Hechler and Williams have 8 years,
26 years, 26 years and 4 years of credited service under the Company Retirement Income Plan, respectively.

    The following table shows the estimated annual benefits payable under the pension plan upon retirement of participants with varying final average earnings and years of service. The benefits shown are offset as described above and the amounts are calculated on the basis of payments for the life of a participant who is 65 years of age.

             WADDELL & REED FINANCIAL, INC. RETIREMENT INCOME PLAN*

                                                              YEARS OF CREDITED SERVICE
                                                 ----------------------------------------------------
REMUNERATION                                        15         20         25         30         35
------------                                     --------   --------   --------   --------   --------
200,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
250,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
300,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
350,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
400,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000
500,000........................................  $43,000    $57,000    $72,000    $86,000    $93,000

------------------------

* Benefits paid under a qualified deferred benefit plan which does not operate in conjunction with a defined benefit supplementary or excess pension award plan were limited by law in 1999 to $130,000 per year.

    WADDELL & REED, INC. CAREER FIELD RETIREMENT PLAN. Until January 1, 1973, Company employees participated in the Waddell & Reed, Inc. Career Field Retirement Plan. Under this plan, the Company contributed annually up to 10% of its profits less forfeitures, which were allocated to the participants on the basis of their compensation. Voluntary employee contributions were permitted under the plan but not required. Since January 1, 1973, no new participants have been admitted to the plan, and participants and the employer make no further contributions. All participants are fully vested. Upon the participant's retirement, termination of employment, disability, death, or reaching age 65, his or her account is used to purchase an annuity or is paid in a lump sum.
Mr. Herrmann is covered under this plan for his service while employed by the Company prior to 1973. Benefits paid under the plan do not offset benefits paid under any other pension plan. During 1999 this plan was merged into the Company 401(k) and Thrift Plan.

                               PERFORMANCE GRAPH

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS SECTION ENTITLED "PERFORMANCE GRAPH" SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS, AND SHALL NOT BE DEEMED SOLICITING MATERIAL OR FILED UNDER THE SECURITIES OR EXCHANGE ACT.

    The following graph compares the cumulative total stockholder return on the Company's Class A common stock from March 5, 1998 (the date the Company became a public company) through December 31, 1999, with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the SNL Investment Adviser Index. The SNL Investment Adviser Index is a composite of twenty-six publicly traded asset management companies. The graph assumes the investment of $100 in the Company's Class A common stock and in each of the two indices on March 5, 1998 and the reinvestment of all dividends. The initial public offering price of the Company's Class A common stock was $23.00 per share. The stock price performance on the graph is not necessarily an indication of future price performance.

 COMPARISON OF CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999*
                         WADDELL & REED FINANCIAL, INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             WADDELL & REED            SNL INVESTMENT
Index Value  Financial, Inc.  S&P 500  Adviser Index**
3/5/98               $100.00  $100.00          $100.00
6/30/98               $91.00  $110.05          $105.31
12/31/98              $91.19  $120.18           $87.02
6/30/99              $107.44  $135.05          $100.64
12/31/99             $106.91  $145.35           $95.11

------------------------

 * Cumulative Total Return assumes an initial investment of $100 on March 5, 1998 and the reinvestment of all dividends. Fiscal year ended December 31, 1999.

** SNL Investment Adviser Index is prepared by SNL Securities LC, Charlottesville, Virginia, 804-977-1600.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table shows certain information about stock ownership of the directors, director nominees and executive officers in the Company as of January 31, 2000. As used in this Proxy Statement, "beneficially owned" means the sole or shared power to vote or direct the voting of a security and/or the sole or shared power to dispose or direct the disposition of a security.

               COMPANY COMMON STOCK OR OPTIONS BENEFICIALLY OWNED
                           AS OF JANUARY 31, 2000(1)

                                                       CLASS A          CLASS A      CLASS B       CLASS B
NAME OF BENEFICIAL OWNER                            DIRECTLY(2)(5)   INDIRECTLY(3)   DIRECTLY   INDIRECTLY(3)
------------------------                            --------------   -------------   --------   -------------
David L. Boren....................................         7,202              0            0             0
Thomas W. Butch...................................         5,000              0            0             0
Joseph M. Farley..................................        41,576            273        4,321         1,175
Louis T. Hagopian.................................        49,747              0            0             0
Robert L. Hechler.................................       471,665              0            0             0
Henry J. Herrmann.................................       787,552              0            0             0
Joseph L. Lanier, Jr..............................        50,620            939        3,335         4,043
Harold T. McCormick...............................        20,619          1,491            0             0
James M. Raines...................................         5,179              0        1,000             0
George J. Records, Sr.............................        21,670              0            0             0
R.K. Richey.......................................       436,419        187,947        5,042       301,607
William L. Rogers.................................         9,093              0            0             0
Michael D. Strohm.................................        28,509              0            0             0
John E. Sundeen, Jr...............................        63,114              0            0             0
D. Tyler Towery...................................        42,611              0            0             0
Keith A. Tucker...................................     1,332,331        379,256       23,600             0
Robert J. Williams................................        40,776              0            0             0
**All Directors, Nominees and Executive Officers
  as a group (17 persons)(4)......................     3,413,683        569,906       37,298       306,825

------------------------

(1) No directors, director nominees or executive officers other than Keith A. Tucker (5.8%), Henry J. Herrmann (2.64%), Robert L. Hechler (1.59%) and R.K. Richey (2.11%) beneficially own 1% or more of the Company Class A common stock. No directors, director nominees or executive officers other than R.K. Richey (1.10%) beneficially own 1% or more of the Company Class B common stock.

(2) Includes: for David L. Boren, 6,425 shares; for Joseph M. Farley, 22,463 shares; for Louis T. Hagopian, 29,215 shares; for Robert L. Hechler, 303,479 shares; for Henry J. Herrmann, 528,873 shares; for Joseph L. Lanier, Jr., 27,655 shares; for Harold T. McCormick, 19,288 shares; for James M. Raines, 5,179 shares; for George J. Records, Sr., 17,670 shares; for R.K. Richey, 296,461 shares; for William L. Rogers, 4,093 shares; for Michael D. Strohm, 27,459 shares; for John E. Sundeen, Jr., 52,291 shares; for D. Tyler Towery, 31,245 shares; for Keith A. Tucker, 1,283,745 shares; for Robert J. Williams, 36,986 shares and for all directors, executive officers and nominees as a group, 2,692,527 shares, that are subject to presently exercisable Company Class A stock options and options exercisable within sixty days.

(3) Indirect beneficial ownership includes shares (a) owned by the director, executive officer or spouse as trustee of a trust or executor of an estate,
    (b) held in a trust in which the director, executive officer or a family member living in his home has a beneficial interest, (c) owned by the spouse or a family member living in the director's, executive officer's or nominee's home or (d) owned by the director or executive officer in a personal corporation. Indirect beneficial ownership excludes 8,326 Company Class A shares and 850 Company Class B shares held in the account of Keith A. Tucker in the Company 401(k) and Thrift Plan as of January 31, 2000. Mr. Lanier disclaims beneficial ownership of 939 Class A shares and 4,043 Class B shares owned by his spouse. Mr. McCormick disclaims beneficial ownership of 1,491 Class A shares owned by his spouse and a family trust. Mr. Farley disclaims beneficial ownership of 273 Class A shares and 1,175 Class B shares held as a trustee of a church endowment fund.

(4) All directors, nominees and executive officers as a group, beneficially own 12.43% of the Class A and 1.23% of the Class B common stock of the Company.

(5) Includes the following shares of Class A common stock which are subject to the vesting of restricted stock awards made pursuant to the Company 1998 Stock Incentive Plan: for Keith A. Tucker, 48,586 unvested shares; for Henry
    J. Herrmann, 110,000 unvested shares; for Robert L. Hechler, 90,000 unvested shares and for Thomas W. Butch, 5,000 unvested shares.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a stockholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Securities Act is properly brought before the meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the annual meeting of stockholders in 2001, the proposal must be received by the Company at its home office, 6300 Lamar Avenue, Overland Park, Kansas 66202, ATTN: Daniel C. Schulte, Secretary, on or before November 24, 2000. If a stockholder proposal is submitted outside the process mandated by SEC, it will be considered untimely if received after February 9, 2001.

                           ANNUAL REPORT (FORM 10-K)

    THE ANNUAL REPORT OF THE COMPANY FOR 1999, WHICH ACCOMPANIES THIS PROXY STATEMENT, INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SEC ON
FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. UPON REQUEST AND PAYMENT OF THE COST OF REPRODUCTION, THE EXHIBITS TO THE FORM 10-K WILL BE FURNISHED. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO D. TYLER TOWERY, INVESTOR RELATIONS DEPARTMENT, WADDELL & REED FINANCIAL, INC. AT ITS ADDRESS STATED HEREIN.

    THE COMPANY UNDERTAKES, ON WRITTEN REQUEST AND WITHOUT CHARGE, TO PROVIDE TO EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES.

    IN ADDITION, THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) IS AVAILABLE VIA THE INTERNET AT THE COMPANY'S WEBSITE (WWW.WADDELL.COM) AND THE EDGAR VERSION OF SUCH REPORT (WITH EXHIBITS) IS AVAILABLE AT THE SEC'S WEBSITE (WWW.SEC.GOV).

                                          By Order of the Board of Directors

                                          [LOGO]

                                          Daniel C. Schulte
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                          SECRETARY

March 24, 2000

                                  EXHIBIT "A"
                         WADDELL & REED FINANCIAL, INC.
                           1998 STOCK INCENTIVE PLAN
                            AS AMENDED AND RESTATED

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

    The name of this plan is the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Waddell & Reed Financial, Inc. (the "Company") and its Subsidiaries to attract and retain employees, directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees and directors to participate in the long-term success and growth of the Company through an equity interest in the Company.

    For purposes of the Plan, the following terms shall be defined as set forth below:

        a. "Affiliate" means (i) any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest, and (ii) the Company's parent company or former parent company.

        b. "Board" means the Board of Directors of the Company.

        c. "Cause" means a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

        d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

        e. "Committee" means the Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

        f. "Commission" means the Securities and Exchange Commission.

        g. "Company" means Waddell & Reed Financial, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

        h. "Deferred Stock" means an award made pursuant to Section 9 below of the right to receive Stock at the end of a specified deferral period.

        i. "Director Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

        j. "Disability" means total and permanent disability as determined under the Company's long term disability program. With respect to Director Stock Options, "Disability" shall be determined as if the Director was covered under the Company's long term disability program.

        k. "Early Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate pursuant to the early retirement provisions of the applicable tax-qualified Company pension plan.

        l. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

        m. "Fair Market Value" means, as of the date of the initial public offering, the initial public offering price for the stock, and thereafter the closing price of the Stock on the New York Stock Exchange Composite Tape on the date in question.

        n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        o. "Immediate Family" means the children, grandchildren or spouse of any optionee.

        p. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        q. "Normal Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after the normal retirement date specified in the applicable tax-qualified Company pension plan.

        r. "Plan" means this 1998 Stock Incentive Plan.

        s. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

        t. "Retirement" means Normal or Early Retirement.

        u. "Stock" means the Class A Common Stock of the Company, par value
    $.01.

        v. "Stock Appreciation Right" means a right granted under Section 7 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

        w. "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Section 5.

        x. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

    The Plan shall be administered by the Committee which shall at all times comply with any applicable requirements of Rule 16b-3 of the Exchange Act. All members of the Committee shall also be "outside directors" within the meaning of
Section 162(m) of the Code.

    The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock or (iv) Deferred Stock.

    In particular, the Committee shall have the authority:

           (i) to select the consultants, officers and other key employees of the Company, its Subsidiaries, and its Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards or a combination of the foregoing from time to time will be granted hereunder;

           (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing, are to be granted hereunder;

           (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

           (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (other than Director Stock Options), including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

           (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

    All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK SUBJECT TO PLAN.

    The total number of shares of Stock reserved and available for distribution under the Plan shall be 20,000,000. In no event shall more than 20,000,000 of shares be issued pursuant to Incentive Stock Options.

    If any shares of Stock that have been optioned cease to be subject to option, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates, such shares shall again be available for distribution in connection with future awards under the Plan. In the case of Options exercised with payment in Stock under the "stock option restoration program" described in section 5(n) below, the number of shares of Stock transferred by the optionee in payment of the exercise price plus the number of shares withheld to cover income and employment taxes (plus any selling commissions) on such exercise will be netted against the number of shares of Stock issued to the optionee in the exercise, and only the net number shall be charged against the 20,000,000 share limitation set forth above. Notwithstanding the foregoing, for purposes of the limitation on the number of shares available for issuance pursuant to Incentive Stock Options, both shares received by the optionee and shares withheld will be charged against the total number of shares available for issuance under the Plan.

    In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, an equitable substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the number and option price of shares subject to outstanding Stock Options and Director Stock Options granted under the Plan, (iii) the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan, (iv) the aggregate number of shares available for issuance to any employee pursuant to Section 4(a), and
(v) the number of Director Stock Options to be granted each year pursuant to
Section 6, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY.

        (a) Consultants, officers and other key employees of the Company, its Subsidiaries or its Affiliates (but excluding members of the Committee and any person who serves only as a director, except as provided in Section 6 below) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards. Only employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options.

    Except as provided in Section 6, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant; provided, however, that no employee shall be granted Stock Options on more than 2,500,000 shares in any calendar year. For purposes of calculating the 2,500,000 per employee per year limit, options that lapse, expire or are cancelled continue to count against the limit, and options granted pursuant to the "stock option restoration program" described in section 5(n) below, as well as the number of shares covered by the original option, count against the limit.

        (b) Directors of the Company (other than directors who are also officers or employees of the Company, its Subsidiaries or its Affiliates) are eligible to receive Director Stock Options pursuant to Section 6 of the Plan.

SECTION 5. STOCK OPTIONS FOR EMPLOYEES AND CONSULTANTS.

    Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

    The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

    The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) except that Incentive Stock Options may only be granted to employees of the Company or a Subsidiary.

    Except as provided in Section 5(1), no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of
Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option.

        (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such Incentive Stock Option is granted.

        (c) EXERCISABILITY. Subject to paragraph (l) of this Section 5 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, provided, however, that, except as provided in
    Section 5(f), 5(g), 5(h) or 13, no Stock Option shall be exercisable prior to six months from the date of the granting of the option. Notwithstanding the limitations set forth in the preceding sentence, the Committee may accelerate the exercisability of any Stock Option, at any time in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

        (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). Payment in full or in part may also be made in the form of unrestricted Stock or shares of the Company's Class B Common Stock, par value $.01 ("Class B Shares") already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock or Class B Shares on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, except that such restrictions or deferral provisions shall apply to only the number of such shares equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

        (e) TRANSFERABILITY OF OPTIONS. A Non-Qualified Stock Option agreement may permit an optionee to transfer the Non-Qualified Stock Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners if (i) the agreement setting forth such Non-Qualified Stock Option expressly provides that the Non-Qualified Stock Option may be transferred only with the express written consent of the Committee, and (ii) the optionee does not receive any consideration in any form whatsoever for said transfer. Any Stock Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Stock Option immediately prior to the transfer thereof.

    Any Stock Option not (i) granted pursuant to any agreement expressly allowing the transfer of said Stock Option or (ii) amended expressly to permit its transfer shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and such Stock Option thus shall be exercisable during the optionee's lifetime only by the optionee.

        (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of death (or if an optionee dies following termination of employment by reason of disability or Normal Retirement), any Stock Option shall become immediately exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, during the period ending on the expiration of the stated term of such Stock Option or the first anniversary of the optionee's death, whichever is later.

        (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Disability, any Stock Option held by such optionee shall be immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal Retirement, any Stock Option held by such optionee shall become immediately exercisable. A Stock Option held by an optionee whose employment has terminated by reason of Normal Retirement shall expire at the end of the stated term of such Stock Option, unless otherwise determined by the Committee.

    If an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Early Retirement, any Stock Option shall terminate three years from the date of such Early Retirement or upon the expiration of the stated term of the Stock Option, whichever is shorter, unless otherwise determined by the Committee. In the event of Early Retirement, there shall be no acceleration of vesting of the Stock Option unless otherwise determined by the Committee at or after grant, and said Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

    In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (i) TERMINATION FOR CAUSE. If the optionee's employment with the Company, any Subsidiary and any Affiliate is terminated for Cause, the Stock Option shall immediately be forfeited to the Company upon the giving of notice of termination of employment.

        (j) OTHER TERMINATION. If the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause, the Stock Option shall terminate three months from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is shorter, unless otherwise determined by the Committee. If an optionee's employment with the Company, any Subsidiary and any Affiliate is voluntarily terminated for any reason, the Stock Option shall terminate one month from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is shorter. In the event of involuntary termination without Cause or voluntary termination for any reason, there shall be no acceleration of vesting of the Stock Option unless otherwise determined by the Committee and said Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

        (k) TERMINATION UPON CHANGE OF CONTROL. Notwithstanding the provisions of Section 5(j) or the stated term of the Stock Option, if the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause by reason of or within three months after a merger or other business combination resulting in a "Change of Control" as defined in Section 13 of this Plan, the Stock Option shall terminate upon the later of six months and one day after such merger or business combination or ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred.

        (l) LIMIT ON VALUE OF INCENTIVE STOCK OPTION FIRST EXERCISABLE
    ANNUALLY. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of
    Section 422 of the Code are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Company, any Subsidiary and any Affiliate) shall not exceed $100,000. Notwithstanding the preceding sentence, the exercisability of such Stock Options may be accelerated by the Committee and shall be accelerated as provided in Sections 5(f), 5(g), 5(h), and 13, in which case Stock Options which exceed such $100,000 limit shall be treated as Non-Qualified Stock Options. For this purpose, options granted earliest shall be applied first to the $100,000 limit. In the event that only a portion of the options granted at the same time can be applied to the $100,000 limit, the Company shall issue separate share certificates for such number of shares as does not exceed the $100,000 limit, and shall designate such shares as ISO stock in its share transfer records.

        (m) For purposes of subsections 5(f), 5(g), 5(h), 5(i), 5(j) and 5(k), all references to termination of employment shall be construed to mean termination of all employment and consultancy relationships with the Company and its Subsidiaries and Affiliates; however, nothing in this Plan shall be construed to create or continue a common law employment relationship with any individual characterized by the Company, a Subsidiary or an Affiliate as an independent contractor or consultant.

        (n) The Committee, in its discretion, may include in the grant of any Non-Qualified Stock Option under the Plan, a "stock option restoration program" ("SORP") provision. Such provision shall provide, without limitation, that, if payment on exercise of a Stock Option is made in the form of Stock or Class B Shares, and the exercise occurs on the Annual SORP Exercise Date, an additional Option ("SORP Option") will automatically be granted to the optionee as of the date of exercise, having an exercise price equal to 100% of the Fair Market Value of the Stock on the date of exercise of the prior Stock Option, having a term of no more than 10 years and two days from such date of exercise (subject to any forfeiture provision or shorter limitation on exercise required under the Plan), having an initial exercise date no earlier than six months after the date of such exercise, and covering a number of shares of Stock equal to the number of shares of Stock and/or Class B Shares used to pay the exercise price of the Stock Option, plus the number of shares of Stock (if any) withheld or sold to cover income and employment taxes (plus any selling commissions) on such exercise. "Annual SORP Exercise Date" shall mean August 1, or if August 1 is not a trading day on the New York Stock Exchange, "Annual SORP Exercise Date" shall mean the next succeeding trading date. Notwithstanding the foregoing, the Committee may delay the Annual SORP Exercise Date to the extent it determines necessary to comply with regulatory or administrative requirements.

SECTION 6. DIRECTOR STOCK OPTIONS.

    Director Stock Options granted under the Plan shall be Non-Qualified Stock Options. Such Director Stock Options may be granted pursuant to a pre-established formula contained in the Plan or may, in the sole discretion of the entire Board of Directors, be granted as to such number of shares and upon such terms and conditions as shall be determined by said Board of Directors.

    Director Stock Options granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

        (a) FORMULA-BASED DIRECTOR STOCK OPTIONS. For 1998, 6,000 Director Stock Options shall be granted automatically to each member of the Board who is not an employee of the Company, its Subsidiaries or Affiliates ("Outside Director"). For each calendar year thereafter, 3,000 Director Stock Options shall be granted automatically on the first day of each calendar year on which Stock is publicly traded on the New York Stock Exchange to each Outside Director.

    The option price per share of Stock purchasable under such Director Stock Option shall be 100% of the Fair Market Value of the Stock on the date of the grant of the Director Stock Option. Except as provided in Section 13, said Director Stock Options shall become exercisable in full six months from the date of the grant of the option and shall remain exercisable for a term of ten years and two days from the date such Director Stock Option is granted.

        (b) NON-FORMULA BASED DIRECTOR STOCK OPTIONS. Within its sole discretion, the entire Board may award Director Stock Options on a non-formula basis to all or such individual Outside Directors as it shall select. Such Director Stock Options may be awarded at such times and for such number of shares as the Board in its discretion determines. The price of such Director Stock Options may be fixed by the Board at a discount not to exceed 25% of the fair market value of the Stock on the date of grant or may be the fair market value of the Stock on the grant date. Such Director Stock Options shall become first exercisable and have an option term as determined by the Board in its discretion, provided however, that except as described in Section 13 and in paragraph (e) of this section, no such Director Stock Option shall be first exercisable until six months from the date of grant. All other terms and conditions of such Director Stock Options shall be as established by the Board in its sole discretion.

        (c) METHOD OF EXERCISE. Any Director Stock Option granted pursuant to the Plan may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock or Class B Shares already owned by the optionee (based, in each case, on the Fair Market Value of the Stock or Class B Shares on the date the option is exercised, as determined by the Committee). An optionee shall have rights to dividends or other rights of stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

        (d) TRANSFERABILITY OF OPTIONS. No Director Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Director Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable options.

        (e) TERMINATION OF SERVICE. Upon an optionee's termination of status as an Outside Director with the Company for any reason, any Director Stock Options held by such optionee shall become immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Director Stock Options or the first anniversary of the optionee's death, whichever is later. Notwithstanding the foregoing sentence, if the optionee's status as an Outside Director terminates by reason of or within three months after a merger or other business combination resulting in a "Change of Control" as defined in Section 13 of this Plan, the Director Stock Option shall terminate upon the latest of
    (i) six months and one day after the merger or business combination,
    (ii) ten business days following the expiration of the period during which publication of financial results covering at least thirty days of post-merger combined operations has occurred, and (iii) the expiration of the stated term of such Director Stock Option.

        (f) The Committee, in its discretion, may include in the grant of any Director Stock Option under the Plan, a SORP provision as described in subsection 5(n) above.

SECTION 7. STOCK APPRECIATION RIGHTS.

        (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

    A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

    A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

        (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

           (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

           (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

           (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (e) of Section 5 of the Plan.

           (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

           (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

           (vi) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 13 below).

           (vii) The Committee, in its sole discretion, may also provide that in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 13 below) the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 13 below).

SECTION 8. RESTRICTED STOCK.

        (a) ADMINISTRATION. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant and/or vesting of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b) AWARDS AND CERTIFICATES. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement"), has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying the price specified in the Restricted Stock Award Agreement. Each participant who is awarded Restricted Stock shall be issued a stock certificate registered in the name of the participant in respect of such shares of Restricted Stock. The Committee shall specify that the certificate shall bear a legend, as provided in clause (i) below, and/or be held in custody by the Company, as provided in clause (ii) below.

           (i) The certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Waddell & Reed Financial, Inc. Copies of such Plan and Agreement are on file in the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202."

           (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

        (c) RESTRICTIONS AND CONDITIONS. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

           (i) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, before or after the participant's termination of employment, based on performance and/or such other factors as the Committee may determine, in its sole discretion.

           (ii) Except as provided in paragraph (c)(i) of this Section 8, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

           (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason other than Normal Retirement or death during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

SECTION 9. DEFERRED STOCK AWARDS.

        (a) ADMINISTRATION. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company, its Subsidiaries and Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those set forth in paragraph (b) of this Section 9. The Committee may also condition the grant and/or vesting of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

        (b) TERMS AND CONDITIONS. The shares of Deferred Stock awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

           (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, (as defined below) where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

           (ii) At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period (or Elective Deferral Period) with respect to the number of shares covered by a Deferred Stock award will be: (a) paid to the participant currently; (b) deferred and deemed to be reinvested; or
       (c) that such participant has no rights with respect thereto.

           (iii) Subject to the provisions of the award agreement and this
       Section 9, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

           (iv) Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after grant (including after the participant's termination of employment), accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

           (v) A participant may elect to defer further receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least six months prior to completion of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

           (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock award agreement executed by the Company and the participant.

SECTION 10. LOAN PROVISIONS.

    With the consent of the Committee, the Company may make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 11. AMENDMENTS AND TERMINATION.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award theretofore granted, without the optionee's or participant's consent.

    Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, stock exchange listing requirements, or other regulatory requirements.

    The Committee may amend the terms of any award or option (other than Director Stock Options) theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

SECTION 12. UNFUNDED STATUS OF PLAN.

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 13. CHANGE OF CONTROL.

    The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this
Section 13, that occurs more than twelve months after the date of the Company's initial public offering:

        (a) In the event of a "Change of Control" as defined in paragraph (b) of this Section 13, unless otherwise determined by the Committee in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination) in the event of a "Potential Change of Control," as defined in paragraph (c) of this Section 13:

           (i) any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

           (ii) the restrictions and deferral limitations applicable to any Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

           (iii) the value of all outstanding Stock Options, Director Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock Awards, shall, to the extent determined by the Committee at or after grant, be settled on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section 13) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control. In the sole discretion of the Committee, such settlements may be made in cash or in stock, as shall be necessary to effect the desired accounting treatment for the transaction resulting in the Change of Control. In addition, any Stock Option, Director Stock Option, and Stock Appreciation Right which has been outstanding for less than six months shall be settled solely in stock.

        (b) For purposes of paragraph (a) of this Section 13, a "Change of Control" means the happening of any of the following:

           (i) when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

           (ii) the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of 6(e) of
       Schedule 14A of Regulation 14A of the Commission under the Exchange Act;

           (iii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

           (iv) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

        (c) For purposes of paragraph (a) of this Section 13, a "Potential Change of Control" means the happening of any of the following:

           (i) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in paragraph (b) of this Section 13; or

           (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

        (d) For purposes of this Section 13, "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty day period as determined by the Committee, except that
    (i) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cashout such options, and (ii) in the case of Director Stock Options, the sixty day period shall be the period immediately prior to the Change of Control.

SECTION 14. LIMITATIONS ON PAYMENTS.

        (a) Notwithstanding Section 13 above or any other provision of this Plan or any other agreement, arrangement or plan, in no event shall the Company pay or be obligated to pay any Plan participant an amount which would be an Excess Parachute Payment except as provided in Section 14(f) below and except as the Committee specifically provides otherwise in the participant's grant agreement. For purposes of this Agreement, the term "Excess Parachute Payment" shall mean any payment or any portion thereof which would be an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code, and would result in the imposition of an excise tax under
    Section 4999 of the Code, in the opinion of tax counsel selected by the Company, ("Tax Counsel"). In the event it is determined that an Excess Parachute Payment would result if the full acceleration of vesting and exercisability provided in Section 13 above were made (when added to any other payments or benefits contingent on a change of control under any other agreement, arrangement or plan), the payments due under Section 13(a) shall be reduced to the minimum extent necessary to prevent an Excess Parachute Payment; then, if necessary to prevent an Excess Parachute Payment, benefits or payments under any other plan, agreement or arrangement shall be reduced. If it is established pursuant to a final determination of a court or an Internal Revenue Service administrative appeals proceeding that, notwithstanding the good faith of the participant and the Company in applying the terms of this Section 14(a), a payment (or portion thereof) made is an Excess Parachute Payment, then, the Company shall pay to the participant an additional amount in cash (a "Gross-Up Payment") equal to the amount necessary to cause the amount of the aggregate after-tax compensation and benefits received by the participant hereunder (after payment of the excise tax under Section 4999 of the Code with respect to any Excess Parachute Payment, and any state and federal income taxes with respect to the Gross-Up Payment) to be equal to the aggregate after-tax compensation and benefits he would have received as if Sections 280G and 4999 of the Code had not been enacted.

        (b) Subject to the provisions of Section 14(c), the amount of any Gross-Up Payment and the assumptions to be utilized in arriving at such amount, shall be determined by a nationally recognized certified public accounting firm designated by the Company (the "Accounting Firm"). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to Section 14(a), shall be paid by the Company to the participant within five (5) days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and participant.

        (c) Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by Company of a Gross-Up Payment. Such notification shall be given no later than ten (10) business days after participant is informed in writing of such claim and shall apprise the Company of the nature of the claim and the date of requested payment. Participant shall not pay the claim prior to the expiration of the thirty (30) day period following the date on which it gives notice to the Company. If the Company notifies participant in writing prior to the expiration of the period that it desires to contest such claim, participant shall:

           (i) give the Company any information reasonably requested by the Company relating to such claim;

           (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to participant;

           (iii) cooperate with the Company in good faith in order to effectively contest such claim; and

           (iv) permit the Company to participate in any proceedings relating to such claim.

    Without limitation on the foregoing provisions of this Section 14(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and participant agrees to prosecute such contest to a determination before any administration tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of the contest; provided, further, that if the Company directs participant to pay any claim and sue for a refund, the Company shall advance the amount of the payment to participant, on an interest-free basis, and shall indemnify and hold participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to the advance or with respect to any imputed income with respect to the advance.

        (d) In the event that the Company exhausts its remedies pursuant to
    Section 14(c) and participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Payment required and such payment shall be promptly paid by the Company to or for the benefit of participant.

        (e) If, after the receipt of participant of an amount advanced by the Company pursuant to Section 14(c), participant becomes entitled to receive any refund with respect to such claim, participant shall promptly after receiving such refund pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by participant of an amount advanced by the Company pursuant to Section 14(c), a determination is made that participant shall not be entitled to any refund with respect to such claim and the Company does not notify participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        (f) Notwithstanding the foregoing, the limitation set forth in
    Section 14(a) shall not apply to a participant if in the opinion of Tax Counsel or the Accounting Firm (i) the total amounts payable to the participant hereunder and under any other agreement, arrangement or plan as a result of a change of control (calculated without regard to the limitation of Section 14(a)), reduced by the amount of excise tax imposed on the participant under Code Section 4999 with respect to all such amounts and reduced by the state and federal income taxes on amounts paid in excess of the limitation set forth in Section 14(a), would exceed (ii) such total amounts payable after application of the limitation of Section 14(a). No Gross-Up Payment shall be made in such case.

SECTION 15. GENERAL PROVISIONS.

        (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee or director of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

        (c) Each participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee, in its sole discretion, regarding payment of, any Federal, FICA, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements.

    The Committee may permit or require, in its sole discretion, participants to elect to satisfy their Federal, and where applicable, FICA, state and local tax withholding obligations with respect to all awards other than Stock Options which have related Stock Appreciation Rights by the reduction, in an amount necessary to pay all said withholding tax obligations, of the number of shares of Stock or amount of cash otherwise issuable or payable to said participants in respect of an award. The Company and, where applicable, its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes owed hereunder by a participant from any payment of any kind otherwise due to said participant.

        (d) At the time of grant or purchase, the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to the provisions of Section 13 hereof and to such other terms and conditions as the Committee may specify at the time of grant.

        (e) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 16. EFFECTIVE DATE OF PLAN.

    The Plan shall be effective on the date it is approved by a majority vote of the Company's stockholders.

SECTION 17. TERM OF PLAN.

    No Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock award or Deferred Stock award shall be granted pursuant to the Plan on or after March 2, 2008, but awards theretofore granted may extend beyond that date.

                                  EXHIBIT "B"

                         WADDELL & REED FINANCIAL, INC.
             1998 EXECUTIVE DEFERRED COMPENSATION STOCK OPTION PLAN
                            AS AMENDED AND RESTATED

    ARTICLE 1. PURPOSE OF THE PLAN.

    SECTION 1.1. PURPOSE. The purpose of the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan is to promote the long-term growth of Waddell & Reed Financial, Inc. by providing a vehicle for Eligible Executives to increase their proprietary interest in Waddell & Reed Financial, Inc. and to attract and retain highly qualified and capable Eligible Executives.

    ARTICLE 2. DEFINITIONS.

    SECTION 2.1. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

    "Acquisition" has the meaning assigned such term in Section 9.3 hereof.

    "Acquisition Consideration" has the meaning assigned such term in Section
9.3 hereof.

    "Annual Bonus" means the annual cash bonus payable by the Company to an Eligible Executive for services to the Company or any of its affiliates, as such amount may be determined from year to year.

    "Beneficiary" means any person or persons designated by a Participant, in accordance with procedures established by the Committee or Plan Administrator, to receive benefits hereunder in the event of the Participant's death. If any Participant shall fail to designate a Beneficiary or shall designate a Beneficiary who shall fail to survive the Participant, the Beneficiary shall be the Participant's surviving spouse, or, if none, the Participant's surviving descendants (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate.

    "Board" means the Board of Directors of the Company.

    "Bonus Deferral Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Primary Election Form for Bonus to the Plan Administrator in order to defer Annual Bonus under the Plan for a calendar year. For each calendar year, the Bonus Deferral Election Date is December 31 of the calendar year for which the Bonus is to be earned.

    "Business Day" shall mean a day on which the New York Stock Exchange or any national securities exchange or over-the-counter market on which the Shares are traded is open for business.

    "Change in Control" means any of the following that occurs more than twelve months after the date of the Company's initial public offering:

        (i) when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a subsidiary thereof or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

        (ii) the occurrence of any transaction or event relating to the Company that is required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

        (iii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board, cease for any reason other than death to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

        (iv) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary thereof through the purchase of assets, by merger, or otherwise.

    "Committee" means the Compensation Committee of the Board.

    "Company" means Waddell & Reed Financial, Inc., a Delaware corporation.

    "Covered Employee" means an individual defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended, with respect to the Company.

    "Disability" means total and permanent disability as determined under the Company's long term disability program, whether or not the Optionee is covered under such program. If no such program is in effect, the Disability of a Participant shall be determined in good faith by the Board (excluding the Participant).

    "Eligible Executive" means an executive officer of the Company or any of its affiliates, as such officers may be selected by the Chairman of the Board of Directors or the Committee or its designee from year to year.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" means, as of any given date, the closing price of the Stock on such date on the New York Stock Exchange Composite Tape.

    "Interest Account" means the Interest Account for Bonus and/or the Interest Account for Salary, as the context requires. The maintenance of individual Interest Accounts is for bookkeeping purposes only.

    "Interest Account for Bonus" means the account established by the Company for each Participant for Annual Bonus deferred pursuant to the Plan and which shall be credited with interest on the last day of each calendar quarter (or such other day as determined by the Plan Administrator).

    "Interest Account for Salary" means the account established by the Company for each Participant for Salary deferred pursuant to the Plan and which shall be credited with interest on the last day of each calendar quarter (or such other day as determined by the Plan Administrator).

    "Option" means an option to purchase Shares awarded under Article 6. Options granted under the Plan are not incentive stock options within the meaning of
Section 422 of the Internal Revenue Code.

    "Option Grant Date" means the date upon which an Option is granted to an Eligible Executive pursuant to Article 6.

    "Optionee" means an Eligible Executive of the Company to whom an Option has been granted or, in the event of such Eligible Executive's death prior to the expiration of an Option, such Eligible Executive's Beneficiary.

    "Participant" means any Eligible Executive who is participating in the Plan.

    "Plan" means the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan.

    "Plan Administrator" means the Committee or its delegee of administrative duties under the Plan pursuant to Section 3.2.

    "Primary Election Form" means a Primary Election Form for Salary and/or a Primary Election Form for Bonus, as the context requires.

    "Primary Election Form for Bonus" means a form, substantially in the form attached hereto as Exhibit B, pursuant to which an Eligible Executive elects to defer Bonus under the Plan.

    "Primary Election Form for Salary" means a form, substantially in the form attached hereto as Exhibit A, pursuant to which an Eligible Executive elects to defer Salary under the Plan.

    "Salary" means the salary payable by the Company to an Eligible Executive for services to the Company or any of its affiliates, as such amount may be changed from time to time.

    "Salary Deferral Election Date" means the date established by the Plan as the date by which a Participant must submit a valid Primary Election Form for Salary to the Plan Administrator in order to defer Salary under the Plan for a calendar quarter. For each calendar quarter, the Salary Deferral Election Date is the last day of the preceding calendar quarter.

    "Secondary Election Form" means a Secondary Election Form for Salary and/or a Secondary Election Form for Bonus, as the context requires.

    "Secondary Election Form for Bonus" means a form, substantially in the form attached hereto as Exhibit D, pursuant to which an Eligible Executive elects to convert previously deferred Annual Bonus to Options pursuant to Section 6.1 of the Plan.

    "Secondary Election Form for Salary" means a form, substantially in the form attached hereto as Exhibit C, pursuant to which an Eligible Executive elects to convert previously deferred Salary to Options pursuant to Section 6.1 of the Plan.

    "Shares" means shares of the Class A common stock of the Company, par value $.01.

    "Stock Option Award Notice" means a written award notice to an Eligible Executive from the Company evidencing an Option.

    ARTICLE 3. ADMINISTRATION OF THE PLAN.

    SECTION 3.1. ADMINISTRATOR OF THE PLAN. The Plan shall be administered by the Committee. The extent required by Section 162(m)(4)(C) of the Code, only outside directors shall administer the Plan with respect to Covered Employees.

    SECTION 3.2. AUTHORITY OF COMMITTEE. The Committee shall have full power and authority to: (i) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan, and (ii) designate persons other than members of the Committee or the Board to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

    SECTION 3.3. EFFECT OF COMMITTEE DETERMINATIONS. No member of the Committee or the Board or the Plan Administrator shall be personally liable for any action or determination made in good faith with respect to the Plan or any Option or to any settlement of any dispute between an Eligible Executive and the Company. Any decision or action taken by the Committee or the Board with respect to an Option or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

    ARTICLE 4. PARTICIPATION.

    SECTION 4.1. ELECTION TO PARTICIPATE. The Chairman of the Board or the Committee or its designee shall designate each year those executives who shall be Eligible Executives for the coming year. An Eligible Executive may participate in the Plan by delivering to the Plan Administrator a properly completed and signed (i) Primary Election Form for Salary on or before the Salary Deferral Election Date, and/or (ii)

Primary Election Form for Bonus on or before the Bonus Deferral Election Date. An Eligible Executive's participation in the Plan will be effective (i) as of the first day of the calendar quarter beginning after the Plan Administrator receives the Eligible Executive's Primary Election Form for Salary, or (ii) as of the first day of the year for which an Annual Bonus is earned, in the case of an Eligible Executive's Primary Election Form for Bonus. A Participant shall not be entitled to any benefit hereunder unless such Participant has properly completed a Primary Election Form and deferred the receipt of his or her Annual Bonus and/or Salary pursuant to the Plan.

    SECTION 4.2. IRREVOCABLE ELECTION. A Participant may not revoke or change his or her Primary Election Form; provided, however, that a Participant may, by filing a Secondary Election Form with the Plan Administrator within the period provided in the Plan, subsequently elect to convert the balance in his or her Interest Account to Options in accordance with Article 6.

    SECTION 4.3. PRIOR PARTICIPATION IN TORCHMARK PLAN. An Eligible Executive who participated in the Torchmark Corporation 1996 Executive Deferred Compensation Stock Option Plan ("Torchmark Plan"), had elected to defer Salary or Bonus under the Torchmark Plan, and was eligible to convert such deferred amounts into options under the Torchmark Plan, but had not done so as of the date of the Company's initial public offering, may elect to transfer this 1997 Interest Account for Salary, and/or 1997 Interest Account for Bonus, from the Torchmark Plan to this Plan. Thereafter, such Eligible Executive may elect to convert such account(s) into Options pursuant to Article 6 below, no later than December 31, 1998.

    SECTION 4.4. NO RIGHT TO CONTINUE AS AN EMPLOYEE. Nothing contained in the Plan shall be deemed to give any Eligible Executive the right to be retained as an employee of the Company or any of its affiliates.

    ARTICLE 5. PLAN BENEFITS.

    SECTION 5.1. DEFERRED ANNUAL BONUS OR SALARY. An Eligible Executive may elect to defer up to 100% (in increments of 10% or $10,000) of his or her Annual Bonus and/or Salary to his or her Interest Account, and/or by conversion to Options in accordance with the terms of the Plan. For bookkeeping purposes, the amount of the Annual Bonus and/or Salary which an Eligible Executive elects to defer pursuant to the Plan shall be transferred to and held in individual Interest Accounts (in annual designations) pending distribution in cash or the conversion to Options, if applicable, pursuant to Article 6.

    SECTION 5.2. TIME OF ELECTION OF DEFERRAL. An Eligible Executive who wishes to defer Salary for a calendar quarter must irrevocably elect to do so on or prior to the Salary Deferral Election Date for such calendar quarter, by delivering a valid Primary Election Form for Salary to the Plan Administrator. The Primary Election Form for Salary shall indicate: (1) the percentage of Salary to be deferred, and (2) the form and timing of payout of deferred amounts; provided, however, that if a Participant elects to defer Salary for more than one quarter during a particular calendar year, the form and timing of payout for each quarter's deferral shall be identical. An Eligible Executive who wishes to defer Annual Bonus for a calendar year must irrevocably elect to do so on or prior to the Bonus Deferral Election Date for such calendar year, by delivering a valid Primary Election Form for Bonus to the Plan Administrator. The Primary Election Form for Bonus shall indicate: (1) the percentage of Annual Bonus to be deferred, and (2) the form and timing of payout of deferred amounts; provided, however, that if a Participant elects to defer both Salary and Annual Bonus for a particular calendar year, the form and timing of payout for each shall be identical.

    SECTION 5.3. INTEREST ACCOUNTS. Amounts in a Participant's Interest Account will be credited with interest as of the last day of each calendar quarter (or such other day as determined by the Plan Administrator, which, in the case of amounts converted to Options under the Plan, shall be the date of such conversion) at the rate set from time to time by the Committee to be applicable to the Interest Accounts of all Participants under the Plan. To the extent required for bookkeeping purposes, a Participant's Interest Accounts will be segregated to reflect deferred compensation on a year-by-year basis and on the basis of the type of compensation deferred. For example, a 1998 Interest Account for Bonus, a 1998 Interest Account for Salary, a 1999 Interest Account for Bonus, a 1999 Interest Account for Salary, and so on. Within a reasonable time after the end of each calendar year, the Plan Administrator shall report in writing to each Participant the amount held in his or her Interest Accounts at the end of the year.

    SECTION 5.4. RESPONSIBILITY FOR INVESTMENT CHOICES. Each Participant is solely responsible for any decision to defer Annual Bonus and/or Salary into his or her Interest Account or convert Annual Bonus and/or Salary to Options under the Plan and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to defer.

    SECTION 5.5. FORM OF PAYMENT.

    (a) PAYMENT COMMENCEMENT DATE. Payment of the balances in a Participant's Interest Accounts shall commence on the earliest to occur of (a) December 31 of the fifth year after the year with respect to which the deferral was made, (b) the first Business Day of the fourth month after the Participant's death, or (c) the Participant's termination as an employee of the Company or any of its subsidiaries or affiliates, other than by reason of death.

    (b) OPTIONAL FORMS OF PAYMENT. Distributions from a Participant's Interest Accounts may be paid to the Participant either in a lump sum or in a number of approximately equal monthly installments designated by the Participant on his or her Primary Election Form. Such monthly installments may be for any number of months up to 120 months; provided, however, that in the event of the Participant's death during the payout period, the remaining balance shall be payable to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month after the Participant's death. If a Participant elects to receive a distribution of his or her Interest Accounts in installments, the Plan Administrator may purchase an annuity from an insurance company which annuity will pay the Participant the desired annual installments. If the Plan Administrator purchases an annuity contract, the Eligible Executive will have no further rights to receive payments from the Company or the Plan with respect to the amounts subject to the annuity. If the Plan Administrator does not purchase an annuity contract, the value of the Interest Accounts remaining unpaid shall continue to receive allocations of return as provided in Section 5.3. If the Participant fails to designate a payment method in the Participant's Primary Election Form, the Participant's Account shall be distributed in a lump sum.

    (c) IRREVOCABLE ELECTIONS. A Participant may elect a different payment form for each year's compensation deferred under the Plan; provided, however, that if a Participant elects to defer Salary for more than one quarter during a particular calendar year, or if a Participant elects to defer Salary and Annual Bonus for a particular calendar year, the form and timing of payout for each such deferral shall be identical. The payment form elected or deemed elected on the Participant's Primary Election Form shall be irrevocable.

    (d) ACCELERATION OF PAYMENT. If a Participant elects an installment distribution and the value of such installment payment elected by the Participant would result in a distribution of less than $3,000 per year, the Plan Administrator may accelerate payment of the Participant's benefits over a lesser number of whole years so that the annual amount distributed is at least $3,000. If payment of the Participant's benefits over a five year period will not provide annual distributions of at least $3,000, the Participant's Account shall be paid in a lump sum.

    (e) EFFECT OF COMPETITION. Notwithstanding the Primary Election Form or any provision set forth herein, the entire balance of a Participant's Interest Accounts shall be paid immediately to the Participant a lump sum in the event the Participant ceases to be an employee of the Company or any of its subsidiaries or affiliates and becomes a proprietor, officer, partner, employee or otherwise becomes affiliated with any business that is in competition with the Company or an affiliated company, or becomes employed by any governmental agency having jurisdiction over the activities of the Company or an affiliated company.

    (f) EFFECT OF ADVERSE DETERMINATION. Notwithstanding the Primary Election Form or any provision set forth herein, if the Internal Revenue Service determines, for any reason, that all or any portion of the amounts credited under this Plan is currently includable in the taxable income of any Participant, then the amounts so determined to be includable in income shall be distributed in a lump sum to such Participant as soon as practicable.

    (g) PAYMENT TO BENEFICIARY. Upon the Participant's death, all unpaid amounts held in the Participant's Account shall be paid to the Participant's Beneficiary in a lump sum on the first Business Day of the fourth month following the Participant's death.

    SECTION 5.6. FINANCIAL HARDSHIP. The Plan Administrator may, in its sole discretion, accelerate the making of payment to a Participant of an amount reasonably necessary to handle a severe financial hardship of a sudden and unexpected nature due to causes not within the control of the Participant. All financial hardship distributions shall be made in cash in a lump sum. Such payments will be made on a first-in, first-out basis so that the oldest compensation deferred under the Plan shall be deemed distributed first in a financial hardship.

    SECTION 5.7. PAYMENT TO MINORS AND INCAPACITATED PERSONS. In the event that any amount is payable to a minor or to any person who, in the judgment of the Plan Administrator, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Plan Administrator, in its sole discretion, shall determine:

        (a) By payment to the legal representative of such minor or such person;

        (b) By payment directly to such minor or such person;

        (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Plan Administrator shall make such payments without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his or her Beneficiaries.

    SECTION 5.8. APPLICATION FOR BENEFITS. The Plan Administrator may require a Participant or Beneficiary to complete and file certain forms as a condition precedent to receiving the payment of benefits. The Plan Administrator may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in receiving a distribution pursuant to the Plan to keep the Plan Administrator informed of their current mailing addresses.

    SECTION 5.9. DESIGNATION OF BENEFICIARY. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his or her Beneficiary or Beneficiaries to whom the Participant's Account is to be paid if the Participant dies before receipt of all such benefits. Each Beneficiary designation shall be on the form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator during the Participant's lifetime. Each Beneficiary designation filed with the Plan Administrator will cancel all Beneficiary designations previously filed with the Plan Administrator. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary.

    ARTICLE 6. OPTIONS.

    Each Eligible Executive shall be granted Options subject to the following terms and conditions:

    SECTION 6.1. ELECTION TO RECEIVE OPTIONS.

        (a) OPTIONS CONVERTED FROM DEFERRED SALARY. During the same calendar quarter with respect to which a Participant deferred Salary into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Salary for such quarter or the previous quarter(s) of that same calendar year into Options pursuant to this Article 6. To make such election, the Participant must file with the plan administrator a written irrevocable Secondary Election Form for Salary to receive Options as of the date of the filing of such Secondary Election Form (the "Option Grant Date").

        (b) OPTIONS CONVERTED FROM DEFERRED BONUS. At any time, but only one time, during the twelve-month period following the end of a calendar year with respect to which a Participant deferred Annual Bonus into the Plan, the Participant shall have the right to convert some or all of his or her Interest Account for Bonus for such previous year into Options pursuant to this Article 6. To make such election, the Participant must file with the Plan Administrator a written irrevocable Secondary Election Form for Bonus to receive Options as of the date of the filing of such Secondary Election Form (the "Option Grant Date").

        (c) OPTION CONVERTED FROM BONUS AT COMMITTEE DIRECTION. The Committee, in its sole discretion, may direct that all or any portion of the Annual Bonus that would otherwise be payable in cash to a Participant, be converted to Options pursuant to this Article 6.

        (d) EXERCISE PRICE OF OPTIONS. The exercise price per Share under each Option granted pursuant to this Article 6 shall, at the election of the Optionee as indicated on the Secondary Election Form, be either 100% of the Fair Market Value per Share on the Option Grant Date, or a lesser percentage (but not less than 75%) of the Fair Market Value per Share on the Option Grant Date, such lesser percentage to be determined by the Committee from time to time. Such Secondary Election Form shall indicate the percentage of such Options to be granted at each Exercise Price, which choice may affect the number of Options to be received pursuant to Section 6.2. Notwithstanding the foregoing, the exercise price under any Option granted to a Covered Employee shall be 100% of the Fair Market Value per share on the Option Grant Date.

    SECTION 6.2. NUMBER AND TERMS OF OPTIONS. The number of Shares subject to an Option granted pursuant to this Article 6 shall be the number of whole Shares equal to A divided by B, where:

        A = the dollar amount which the Eligible Executive has elected pursuant to Section 6.1 to convert to Options; and

        B = the per share value of an Option on the Option Grant Date, as determined by the Committee using an option valuation model selected by the Committee in its discretion (such value to be expressed as a percentage of the Fair Market Value per Share on the Option Grant Date).

    In determining the number of Shares subject to an Option, (i) the Committee may designate the assumptions to be used in the selected option valuation model, and (ii) any fraction of a Share will be rounded up to the next whole number of Shares. The maximum number of shares with respect to which Options may be granted to a Covered Employee in any calendar year is 500,000.

    SECTION 6.3. EXERCISE OF OPTIONS. Each Option shall be first exercisable, cumulatively, as to 10% commencing on each of the first through tenth anniversaries of the Option Grant Date. Notwithstanding the foregoing, the exercisability of any Option held by a Covered Employee shall be deferred to the extent that the Committee, in its discretion, determines that current exercise of the Option would cause loss of the Company's tax deduction pursuant to
Section 162(m) of the Internal Revenue Code. In no event shall such deferral continue beyond the first day of the calendar year after the Optionee ceases to be a Covered Employee. An Optionee's death, Disability, retirement or other termination of employment shall not shorten the term of any outstanding Option. In no event shall the period of time over which the Option may be exercised exceed the longer of (i) eleven years from the Option Grant Date, or (ii) the thirtieth (30th) day of the calendar year immediately following the year in which an Optionee ceased to be a Covered Employee. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares. Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). Payment in full or in part may also be made in the form of unrestricted Shares or shares of the Company's Class B Common Stock, par value $.01 ("Class B Shares") already owned by the optionee or Restricted Stock or Deferred Stock subject to an award under the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan (based, in each case, on the Fair Market Value of the Shares or Class B Shares on the date the Option is exercised, as determined by the Committee). If payment of the option exercise price of an Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Shares received upon the exercise of such Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, except that such restrictions or deferral provisions shall apply to only the number of such Shares equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of such option. No Shares shall be issued until full payment therefor has been made. An Optionee shall have rights to dividends or other rights of a stockholder with respect to Shares subject to the Option when the Optionee has given written notice of exercise and has paid in full for such Shares.

    SECTION 6.4. ACCELERATED VESTING. Notwithstanding the normal vesting schedule set forth in Section 6.3 hereof, any and all outstanding Options shall become immediately exercisable upon the first to occur of (i) the death of the Optionee, (ii) the Disability of the Optionee, (iii) the occurrence of a Change in Control, or (iv) the unanimous determination by the Committee that a particular Option or Options shall become fully exercisable. Upon acceleration, an Option will remain exercisable for the remainder of its original term.

    SECTION 6.5. STOCK OPTION AWARD NOTICE. Each Option granted under the Plan shall be evidenced by a Stock Option Award Notice which shall be executed by an authorized officer of the Company. Such Award Notice shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the exercise price per Share of the Option and the means of payment therefor, (c) the term of the Option, and (d) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee. The Committee, in its discretion, may include in the grant of any Option under the Plan, a "stock option restoration program" ("SORP") provision. Such provision shall provide, without limitation, that, if payment on exercise of an Option is made in the form of Shares or Class B Shares, and the exercise occurs on the Annual SORP Exercise Date, an additional Option ("SORP Option") will automatically be granted to the Optionee as of the date of exercise, having an exercise price equal to 100% of the Fair Market Value of the Shares on the date of exercise of the prior Option, having a term of no more than 10 years and two days from such date of exercise (subject to any forfeiture provision or shorter limitation on exercise required under the Plan), having an initial exercise date no earlier than six months after the date of such exercise, and covering a number of shares equal to the number of Shares and/or Class B Shares used to pay the exercise price of the Stock Option, plus the number of shares (if any) withheld to cover income taxes and employment taxes (plus any selling commissions) on the exercise. "Annual SORP Exercise Date" shall mean August 1, or if August 1 is not a trading day on the New York Stock Exchange, "Annual SORP Exercise Date" shall mean the next succeeding trading date. Notwithstanding the foregoing, the Committee may delay the Annual SORP Exercise Date to the extent it determines necessary to comply with regulatory or administrative requirements.

    SECTION 6.6. TRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal securities laws applicable to transferable Options.

    ARTICLE 7. SHARES SUBJECT TO THE PLAN.

    SECTION 7.1. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Article 9, the aggregate number of Shares which may be acquired upon the exercise of Options shall not exceed 2,500,000 Shares. Shares acquired upon exercise of Options may be newly issued Shares or previously issued and reacquired Shares, and there are hereby reserved for issuance under the Plan 2,500,000 Shares. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option or by reason of the delivery of Shares to pay all or a portion of the exercise price of such Option, then such Shares shall again be available under the Plan. In the case of Options exercised with payment in Shares under the "stock option restoration program" described in section 6.5 above, the number of Shares transferred by the Optionee in payment of the exercise price plus the number of shares withheld to cover income and employment taxes (plus any selling commissions) on such exercise will be netted against the number of Shares issued to the Optionee in the exercise, and only the net number shall be charged against the 2,500,000 limitation set forth above.

    ARTICLE 8. AMENDMENT AND TERMINATION.

    SECTION 8.1. AMENDMENT, SUSPENSION OR EARLY TERMINATION. The Board may amend, suspend or terminate the Plan or any Stock Option Award Notice at any time; provided, however, that the Board may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, and no such amendment, modification or termination shall adversely affect any outstanding Options or Interest Accounts without the consent of the Participant.

    ARTICLE 9. ADJUSTMENT PROVISIONS.

    SECTION 9.1. CHANGE IN CORPORATE STRUCTURE AFFECTING SHARES. If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the exercise price per Share under each outstanding Option and the number of shares underlying Options shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed. In addition, the aggregate number of shares available for issuance to any employee pursuant to Section 6.2 shall be adjusted to take into account any change in corporate structure affecting shares.

    SECTION 9.2. CERTAIN REORGANIZATIONS. Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve Optionees' rights under the Plan.

    SECTION 9.3. ACQUISITIONS. In the case of any sale of assets, merger, consolidation or combination of the Company with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Optionee who holds an outstanding Option shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.

    ARTICLE 10. MISCELLANEOUS.

    SECTION 10.1. WITHHOLDING. If any Option granted under the Plan is or becomes subject to any withholding requirement, the Committee may require the Optionee to remit such withholding as a condition to exercising the Option or any portion thereof.

    SECTION 10.2. COMPLIANCE WITH SEC REGULATIONS. All grants and exercises of Options under the Plan shall be executed in accordance with any applicable requirements of Section 16 of the Exchange Act, as amended and any regulations promulgated thereunder, to the extent applicable. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Exchange Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any Options granted thereunder to the Rule's requirements.

    SECTION 10.3. VALIDITY. In the event that any provision of the Plan or any related Stock Option Award Notice is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Stock Option Award Notice.

    SECTION 10.4. INUREMENT OF RIGHTS AND OBLIGATIONS. The rights and obligations under the Plan and any related agreements shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Eligible Executives and their beneficiaries.

    SECTION 10.5. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

    SECTION 10.6. GOVERNING LAW. The Plan shall be construed, governed and enforced in accordance with the law of Delaware, except as such laws are preempted by applicable federal law.

    ARTICLE 11. LIMITATIONS ON PAYMENTS.

    (a) Notwithstanding Section 6.4 above or any other provision of this Plan or any other agreement, arrangement or plan, in no event shall the Company pay or be obligated to pay any Plan Participant an amount which would be an Excess Parachute Payment except as provided in Section 11(f) below and except as the Committee specifically provides otherwise in the Participant's grant agreement. For purposes of this Agreement, the term "Excess Parachute Payment" shall mean any payment or any portion thereof which would be an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code, and would result in the imposition of an excise tax under Section 4999 of the Code, in the opinion of tax counsel selected by the Company, ("Tax Counsel"). In the event it is determined that an Excess Parachute Payment would result if the full acceleration of exercisability provided in Section 6.4 above were made (when added to any other payments or benefits contingent on a change of control under any other agreement, arrangement or plan), the payments due under Section 6.4 shall be reduced to the minimum extent necessary to prevent an Excess Parachute Payment; then, if necessary to prevent an Excess Parachute Payment, benefits or payments under any other plan, agreement or arrangement shall be reduced. If it is established pursuant to a final determination of a court or an Internal Revenue Service administrative appeals proceeding that, notwithstanding the good faith of the Participant and the Company in applying the terms of this Article 11, a payment (or portion thereof) made is an Excess Parachute Payment, then, the Company shall pay to the Participant an additional amount in cash (a "Gross-Up Payment") equal to the amount necessary to cause the amount of the aggregate after-tax compensation and benefits received by the Participant hereunder (after payment of the excise tax under Section 4999 of the Code with respect to any Excess Parachute Payment, and any state and federal income taxes with respect to the Gross-Up Payment) to be equal to the aggregate after-tax compensation and benefits he would have received as if Sections 280G and 4999 of the Code had not been enacted.

    (b) Subject to the provisions of Section 11(c), the amount of any Gross-Up Payment and the assumptions to be utilized in arriving at such amount, shall be determined by a nationally recognized certified public accounting firm designated by the Company (the "Accounting Firm"). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to Section 11(a), shall be paid by the Company to the Participant within five (5) days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and Participant.

    (c) Participant shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by Company of a Gross-Up Payment. Such notification shall be given no later than ten (10) business days after participant is informed in writing of such claim and shall apprise the Company of the nature of the claim and the date of requested payment. Participant shall not pay the claim prior to the expiration of the thirty (30) day period following the date on which it gives notice to the Company. If the Company notifies Participant in writing prior to the expiration of the period that it desires to contest such claim, Participant shall:

        (i) give the Company any information reasonably requested by the Company relating to such claim;

        (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company and reasonably acceptable to Participant;

        (iii) cooperate with the Company in good faith in order to effectively contest such claim; and

        (iv) permit the Company to participate in any proceedings relating to such claim.

Without limitation on the foregoing provisions of this Section 11(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Participant agrees to prosecute such contest to a determination before any administration tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of the contest; provided, further, that if the Company directs Participant to pay any claim and sue for a refund, the Company shall advance the amount of the payment to Participant, on an interest-free basis, and shall indemnify and hold Participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to the advance or with respect to any imputed income with respect to the advance.

    (d) In the event that the Company exhausts its remedies pursuant to Section 11(c) and Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Gross-Up Payment required and such payment shall be promptly paid by the Company to or for the benefit of Participant.

    (e) If, after the receipt by Participant of an amount advanced by the Company pursuant to Section 11(c), Participant becomes entitled to receive any refund with respect to such claim, Participant shall promptly after receiving such refund pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Participant of an amount advanced by the Company pursuant to Section 11(c), a determination is made that Participant shall not be entitled to any refund with respect to such claim and the Company does not notify Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

    (f) Notwithstanding the foregoing, the limitation set forth in Section 11(a) shall not apply to a Participant if, in the opinion of Tax Counsel or the Accounting Firm, (i) the total amounts payable to the Participant hereunder and under any other agreement, arrangement or plan as a result of a change of control (calculated without regard to the limitation of Section 11(a)), reduced by the amount of excise tax imposed on the participant under Code Section 4999 with respect to all such amounts and reduced by the state and federal income taxes on amounts paid in excess of the limitation set forth in Section 11(a), would exceed (ii) such total amounts payable after application of the limitation of Section 11(a). No Gross-Up Payment shall be made in such case.

                         WADDELL & REED FINANCIAL, INC.

                                      PROXY

                  FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF
                         WADDELL & REED FINANCIAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Keith A. Tucker and Henry J. Herrmann, jointly and severally with full power of substitution, to represent and vote, as represented on the reverse side, all shares of Company Class A and Class B common stock which the undersigned holds of record and is entitled to vote at the Annual Meeting of Stockholders to be held at the executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 on the 26th day of April 2000 at 10:00 a.m. (CDT), or any adjournment thereof. All shares votable by the undersigned, including shares held of record by agents or trustees for the undersigned as a participant in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, Torchmark Corporation Savings and Investment Plan, Liberty National Life Insurance Company 401(k) Plan and the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company, will be voted in the same manner specified and in the discretion of the persons named above, or such agents or trustees, on such other matters as may properly come before the meeting.

ELECTION OF DIRECTORS:

    David L. Boren, Joseph M. Farley, Robert L. Hechler, Harold T. McCormick

             (change of address/comments)

    _________________________________________________________________________

    _________________________________________________________________________

    _________________________________________________________________________

    _________________________________________________________________________

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                 SEE REVERSE SIDE
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                            Please mark
                                            your votes                [ X ]
                                            as in this example

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN PROPOSAL 6. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

         The Board of Directors recommends a vote FOR:

                                                              FOR      WITHHELD

1.       Election of Directors (see reverse)                  [__]       [__]

         FOR, except vote withheld from the following nominee(s):

         _____________________________________________________
         (Instruction: To withhold authority to vote for any individual nominees, write that nominee's name here.)

2. Approval of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended, to comply with Section 162(m) of the Internal Revenue Code.

                                    FOR     AGAINST    ABSTAIN

                                    [__]     [__]       [__]

3. Approval of an increase in shares authorized for issuance under the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended.

                                    FOR     AGAINST    ABSTAIN

                                    [__]     [__]       [__]

4. Approval of the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Option Plan, as amended, to comply with Section 162(m) of the Internal Revenue Code.

                                    FOR     AGAINST    ABSTAIN

                                    [__]     [__]        [__]

5. Ratification of the selection of KPMG LLP as independent accountants for the fiscal year 2000.

                                    FOR     AGAINST    ABSTAIN

                                    [__]     [__]       [__]

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


                                    IMPORTANT - PLEASE SIGN EXACTLY AS NAME
                                    APPEARS BELOW AND RETURN PROMPTLY. When
                                    shares are held by joint tenants, both
                                    should sign. When signing as attorney,
                                    executive administrator, trustee or
                                    guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

RECEIPT HEREWITH OF THE COMPANY'S ANNUAL REPORT AND NOTICE OF MEETING AND PROXY STATEMENT, DATED MARCH 24, 2000, IS HEREBY ACKNOWLEDGED.

Signature ____________________  Signature if held jointly ______________________

Dated ______________ ___, 2000

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         WADDELL & REED FINANCIAL, INC.

                                          --------------------------------
                                          VOTER CONTROL NUMBER PRINTS HERE
                                          --------------------------------

 SHAREHOLDER NAME
 AND ADDRESS PRINTS HERE

Dear Stockholder:

If voting by proxy, we encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and retained your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

 TO VOTE BY TELEPHONE:
 Using a touch-tone phone call Toll-free:        1-877-PRX-VOTE (1-877-779-8683)
 From outside the United States, call direct:    1-201-536-8073

 TO VOTE BY INTERNET:
 Log on to the Internet and go to the website:   HTTP://WWW.EPROXYVOTE.COM/WDR
 NOTE: IF YOU VOTE OVER THE INTERNET, YOU MAY INCUR COSTS SUCH AS
TELECOMMUNICATION AND INTERNET ACCESS CHARGES FOR WHICH YOU WILL BE RESPONSIBLE.

                        THANK YOU FOR VOTING YOUR SHARES
                             YOUR VOTE IS IMPORTANT!

  DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET.

                              Stockholder Inquiries
                 For General Information Concerning Your Stock,
                               Call (800) 532-2757

                         WADDELL & REED FINANCIAL, INC.

                          2000 TELEPHONE VOTING SCRIPT

                  TOLL FREE: 1-877-PRX-VOTE OR 1-877-779 8683

1. Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2. Enter the Voter Control Number as it appears on the card followed by the pound sign.

3.   One moment please while we verify your information.

4. Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.   The company that you are voting is Waddell & Reed Financial, Inc.

6. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.
                  If 1, go to PLAYBACK.
                  If 2, go to 8.

8.   Item #1. To vote for all nominees press 1. To withhold all nominees press
     2. To withhold from individual nominees press 3.
                  If 1, go to 9.
                  If 2, go to 9.
                  If 3, go to DIRECTOR EXCEPTION.

DIRECTOR EXCEPTION

Enter the 2-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.
        If pound key entered twice, go to the next item.
        If valid nominee number, go to NEXT NOMINEE.

NEXT NOMINEE

To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.

         If pound key entered twice, go to the next item.
         If valid nominee number, go to NEXT NOMINEE.

INVALID NOMINEE NUMBER

You have entered an invalid nominee number.

         {Go to NEXT NOMINEE}

9. Item #2. To vote for, press 1; against, press 2; abstain, press 3.
                  If 1, go to 10.
                  If 2, go to 10.
                  If 3, go to 10.

10. Item #3. To vote for, press 1; against, press 2; abstain, press 3.
                  If 1, go to 11.
                  If 2, go to 11.
                  If 3, go to 11.

11. Item #4. To vote for, press 1; against, press 2; abstain, press 3.
                  If 1, go to 12.
                  If 2, go to 12.
                  If 3, go to 12.

12. Item #5. To vote for, press 1; against, press 2; abstain, press 3.
                  If 1, go to 13.
                  If 2, go to 13.
                  If 3, go to 13.

13. If you would like to attend the annual meeting, press 1. If not, press 2.
                  If 1, got to 14.
                  If 2, go to 14.

14. If you would like to discontinue mailing an annual report to this account, press 1. If not, press 2
                  If 1, go to 15.
                  If 2, go to 15.

15.               You have cast your vote as follows:

                  PLAYBACK {Playback the appropriate vote for this proxy card.} DEFAULT PLAYBACK
                  You have voted in the manner recommended bythe Board of Directors.

                  DIRECTOR PROPOSAL PLAYBACK
                  VOTED FOR ALL NOMINEES: Item #. You have voted for all nominees.

                  WITHHOLD FROM ALL NOMINEES: Item #. You have voted to withhold your vote from all nominees.

                  WITHHOLD FROM INDIVIDUAL NOMINEES: Item #. You have voted for all nominees except for the following nominee numbers

                  FOR/AGAINST/ABSTAIN PROPOSAL PLAYBACK
                  Item # {For / Against / Abstain}

16.               To confirm your vote, press 1. To cancel your vote, press 2.
                  If 1, go to 18.
                  If 2, go to 17.

17. Your vote has been cancelled. If you wish to vote another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.

18. Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

INVALID CONTROL NUMBERS
We are unable to authenticate the information you entered.

NO KEY PRESSED
Go to the same item (repeat three times); otherwise, go to Error.

INVALID NUMBER
Go to the same item (repeat three times); otherwise, go to Error.

ERROR
We are unable to process your request at this time.  Thank you for calling.
         {Call ends.}